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[GRAPHIC:  PHOTO COLLAGE WITH CELL PHONE]         Nations
                                                  International
                                                  Value Fund

                                                  Nations
                                                  International
                                                  Equity Fund

                                                  Nations
                                                  International
                                                  Growth Fund

                                                  Nations
                                                  Emerging Markets
                                                  Fund



INTERNATIONAL
STOCK FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2000


                                   [NATIONS FUNDS LOGO]
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This Report is submitted for the general information of shareholders of Nations
Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           As we report on the past 12 months ending March 31, 2000, we need to remind ourselves of two major investment tenets -- diversification and investing for the long term. Keep these points in mind as we take a look back at the past year and where we are today.

                           THE YEAR IN REVIEW
                           For most of 1999, the threat of Y2K was on everyone's minds. Many companies in the U.S. and around the world went to great lengths to make sure that computer systems were compliant and ready to "squash" the Y2K bug. Fortunately, we entered the 21st century relatively unscathed. But in the months that led up to the year 2000 and in the first quarter of the new year, the markets have put on quite a show. We've seen an unusual level of volatility and it doesn't look like things are going to calm down any time soon.

                           While large-company stocks continued to perform well in 1999 and into 2000, markets began to broaden with small and mid-size company stocks staging turnarounds and actually outperforming large-company stocks. The Standard & Poor's 500 Composite Stock Price Index was up 17.94% for the 12 months ending March 31, 2000, while the S&P MidCap 400 Index and Russell 2000 Index were up 38.20% and 37.29%, respectively.* Value stocks also regained some ground during the period after several quarters of underperformance versus growth stocks.

                           International markets also showed new life in 1999 and into 2000, especially in Asia where it's been a long recovery since the Asian "malaise" began in 1997. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index gained 25.09% for the 12 months ending March 31, 2000, thanks in large part to the economic recovery in Japan.**

                           MARKET MAYHEM
                           As of late, we have witnessed wild swings in the U.S. stock markets, setting new milestones for one-day gains and losses. It's a tumultuous time in the markets and now, more than ever, it's important to remember that one key to a successful investment strategy is diversification. Investing in a number of sectors allows you to take advantage of those sectors that are in favor today, and those that may be in favor tomorrow. And, as shown by how quickly the markets have rebounded from these dramatic highs and lows, you need to remember to stay focused on long-term goals. Investing takes discipline and a conviction to hold true to your long-term objectives. As we've said before, investors that took themselves out of the market based on short-term volatility and Y2K fears lost out on potential gains in their investments during that time and face possible tax implications and fees as a result of their withdrawal. It's true that over the long term, the market has trended upward. While there is no assurance that this trend will continue, the advantages of long-term investing are clear.

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity, and industry representation. It is unmanaged and unavailable for investment. The Russell 2000 Index is an unmanaged capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           **The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia, and the Far East. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           At Nations Funds, we firmly believe in the value of advice, especially in times of uncertainty. An investment professional can keep you abreast of current market conditions and work with you to determine the best strategy for surviving short-term volatility and successfully reaching your long-term goals.

                           WHAT'S NEW AT NATIONS FUNDS
                           In its continuing effort to provide world-class investment management, Bank of America reorganized a number of internal investment management units into Banc of America Capital Management, Inc. (BACAP). Focusing on both equity and fixed income funds, this Nations Funds Manager of Distinction(SM) is responsible for the portfolio management of more than 40 Nations Funds. This entity was developed to synergize research and investment capabilities into a premier investment management organization. And the media has taken notice. You may have seen BACAP investment professionals regularly featured on programs on CNBC and CNNfn. When the media looks to the industry for expert analysis, they are now turning regularly to the investment professionals of BACAP.

                           In addition to the changes at BACAP, we enhanced our investment management expertise with the addition of MacKay Shields LLC as our newest Manager of Distinction to manage Nations High Yield Bond Fund, which debuted in February. The Fund rounds out our line of fixed income fund offerings. On the equity side, we launched a new Fund for a new era -- Nations Marsico 21st Century Fund. This latest offering managed by Marsico Capital Management, LLC is positioned to invest in companies of any size that are changing the way the world does business.

                           Not only are new products important to us. Quality shareholder service continues to be of utmost importance. We were recognized by DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry -- with the 1999 Mutual Fund Service Award. This award was given to us in recognition of our commitment to provide shareholders with the highest level of client service in the mutual fund industry. We will strive to maintain this level of excellence throughout 2000 and beyond.

                           We are excited about our growth over the past year and the opportunities ahead of us. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2000

TABLE OF CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2
                                     INTERNATIONAL MARKET OVERVIEW                                   3
                                     PORTFOLIO COMMENTARY
                                     Nations International Value Fund                                6
                                     Nations International Equity Fund                              12
                                     Nations International Growth Fund                              17
                                     Nations Emerging Markets Fund                                  23
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       28
                                     Statements of operations                                       37
                                     Statements of changes in net assets                            38
                                     Schedules of capital stock activity                            40
                                     Financial highlights                                           44
                                     Notes to financial statements                                  52
                                     Statement of net assets -- Nations Master Investment Trust     61
                                       Nations International Value Master Portfolio                 61
                                       Nations International Equity Master Portfolio                64
                                     Statement of operations                                        69
                                     Statement of changes in net assets                             70
                                     Supplementary data                                             70
                                     Notes to financial statements                                  71

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS                          [DALBAR LOGO]
                                RECOGNIZED FOR
                                OUTSTANDING                            DALBAR, Inc., is a well-respected
                                CUSTOMER SERVICE                       research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE SHAREHOLDERS WITH THE          financial services industry.
                                HIGHEST LEVEL OF CUSTOMER SERVICE
                                IN THE MUTUAL FUND INDUSTRY,
                                NATIONS FUNDS RECEIVED THE DALBAR
                                MUTUAL FUND SERVICE AWARD IN 1999.
                            ------------------------------------------------------------------------------

THE NATIONS FUNDS FAMILY OF FUNDS
As of March 31, 2000


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Investment Grade Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


DOMESTIC EQUITY FUNDS
GROWTH FUNDS
Nations Small Company Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL FUNDS
Nations Emerging Markets Fund
Nations International Growth Fund
Nations International Equity Fund
Nations International Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations LargeCap Index Fund
     Nations Managed Index Fund
     Nations SmallCap Index Fund
     Nations Managed SmallCap Value Index Fund
     Nations Managed Value Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           A year can make a big difference in global stock markets. In the 12-month period ended March 31, 2000, economic activity picked up around the world. And so, too, did international equity markets. We saw many crises overshadowing the markets during the previous reporting period -- in Asia, Russia, Brazil, as well as the Long Term Capital Management debacle. These various crises receded into memory while a combination of strong economic growth, subdued inflation, low unemployment and technology fever combined to push markets to new highs -- most notably in Brazil, Mexico and Hong Kong. But Europe, Japan and the Pacific ex-Japan region also were strong, helping the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index outpace the Standard & Poor's 500 Composite Stock Price Index in U.S. dollar terms by a considerable margin (25.09% versus 17.94%, respectively)*. The yen remained strong during the period while the new euro experienced teething problems, falling below parity with the U.S. dollar. Clearly, the most noteworthy development of the past 12 months was the emergence of the so-called TMT (telecommunications, media, technology) sectors as the driving force of markets, while financials, pharmaceuticals and energy stocks all lost ground.

                           Looking ahead toward the next 12 months, we believe that accelerating economic activity should continue to support international equity markets. Rising interest rates are a concern, particularly in Europe, and there may be some inflationary pressures. However, strong corporate earnings growth is forecast in all regions. The bigger question concerns the recent narrowing of stock market leadership worldwide that has resulted in the TMT stocks rising at the expense of virtually all other stock sectors. Reflecting this trend, Morgan Stanley Capital International has reorganized its index classifications to include technology as a separate sector. However, the sector has gone through a few rocky patches of late and may continue hitting obstacles as newly launched dot.coms suffer from "cash burn" over the next year. Outside the technology sector, we believe there are many other companies which stand to benefit from newly emerging e-commerce strategies.

                           Over the past 12 months, the direction of interest rates has shifted in Europe. With the euro under constant pressure throughout the period, the European Central Bank has twice notched up its policy rate (an administered interest rate, similar to the Federal Funds rate in the U.S.) to 3.25%, reflecting concern about the possible inflationary effects of oil imports. In the United Kingdom, interest rates have risen from 5.5% to 6.0% over the past year, reflecting concern over soaring property prices and sterling strength which has probably led to a deterioration of the U.K. trade accounts. Against this background, however, corporate profits have risen beyond our expectations and we are projecting rises in earnings of 17% for Continental Europe and 12% for the U.K. in 2000. We have raised our estimate of

                           *The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

                           The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           GDP (gross domestic product) growth rate for the U.K. in 2000 from 2.7% to 2.9%, while in Continental Europe, we are forecasting GDP growth of 3.1%.

                           Equity markets in Europe have strengthened over the reporting period, generally in line with the economic trend. The popularity of technology and telecommunications stocks resulted in the smaller markets of Finland and Sweden outperforming the rest of Europe because of the dominance of Nokia and Ericsson in their respective markets. In contrast, Switzerland has been the notable loser due to the predominance of financials and pharmaceuticals in its stock market.
                           In the Pacific ex-Japan region, there has been some upward pressure on interest rates. Until recently, however, rising interest rates had little impact on investor sentiment, with the exception of Australia. Most notably, Hong Kong appears to have been less affected by interest rate fears than in the past because the interest-rate sensitive property and financial sectors have been supplanted by China-related technology and telecom plays. Nevertheless, concerns over the low level of interest rates are mounting as economic growth across the region continues, bringing with it the possibility of inflation. This is particularly true in Korea, where growth over the past year has been exceptionally strong. Australia is on a tightening course as its government moves to tame inflation, now 4.2%, against a background of strong economic growth, expected to be 4% this year. Markets across the region have risen strongly over the past twelve months, although there has been a notable retreat over the past quarter as concerns over interest rates and regional politics cast shadows over investor sentiment.

                           The strongest earnings signals appear now to be coming out of Latin America, where we continue to favor the dominant markets of Brazil and Mexico. They have enjoyed stock market rallies of more than 50% each in U.S. dollar terms over the reporting period, demonstrating the potential of emerging markets when prudent government policy, falling interest rates and global economic growth combine to drive up corporate earnings. The recent upgrading of Mexico's debt and improved outlook for Brazil's debt can only speed the process. In both countries, interest rates broke through the 20% barrier in the final quarter of 1999 and Brazil recently initiated a further 0.50% cut in late March. Overall, the consensus outlook for earnings growth in the region is for 27% in 2000, rising from 23.5% in 1999. However, we believe there is scope for unexpected earnings surprises in the region given the falling interest rate environment and record number of prudent government economic policies.

                           The Japanese economy continued to be weak with GDP falling 1.0% in the third quarter of 1999 and a further contraction in the fourth quarter. In U.S. dollar terms, the market outperformed Europe and the Pacific ex-Japan region over the reporting period. However, this was purely a function of currency. The market continued to be extremely narrow in focus as investors concentrated on the "new Japan" sector. Mixed consumption indicators suggested that consumer spending remained subdued in January and the Bank of Japan's zero interest rate policy remained unchanged. On a slightly brighter note, a recent surge in machinery orders points to better times ahead and industrial production is expected to rise. Our view is that the Japanese economy will grow this year but that consumer price deflation will persist.

                           Looking ahead, economic growth should continue throughout this year in virtually all regions of the world outside the United States, providing a solid underpinning

INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           for corporate earnings and for further progress in equity markets. A slight slowdown is expected in 2001. The impact of rising interest rates in Europe is a concern and could become one in the Pacific outside Japan. However, corporate earnings growth in both regions is expected to remain solid and we are encouraged by the continued restructuring activities in Pacific ex-Japan. While the Taiwanese situation gives some cause for concern, the muted response of China to the recent election and the calming tones of the newly elected government are positive. At this point, it could be argued that apart from Pacific ex-Japan, Latin America holds the brightest prospects for unexpected earnings surprise given the favorable interest rate background. On Europe, we remain roughly neutral, with the favorable outlook for corporate earnings finely balanced with a less attractive interest rate background. In Japan, we continue to wait for some sign of an end to deflation, although moribund as it appears relative to other regions, the economy should show some life this year.

                           From a bottom-up perspective, the influence of technology, e-commerce in particular, will remain a key theme in stock selection. International markets offer a wide range of opportunities -- from telecommunication companies like Nokia and Ericsson to specialty chip makers like Taiwan Semiconductor Manufacturing. We will continue to emphasize those companies with a track record and the prospect of unexpected long-term earnings, rather than direct plays on the internet whose longevity is an open question.

                           For long-term investors in the U.S., we continue to believe that international markets offer the prospect of unexpected earnings growth as well as diversification through investments uniquely placed in their respective regions and sectors.

                           STEPHEN WATSON
                           CHIEF INVESTMENT OFFICER
                           GARTMORE GLOBAL PARTNERS

                           March 31, 2000

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE COMMITTEE SHARES ITS VIEWS
                                         ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.
The Fund is managed by the Large         Nations International Value Fund is managed using a
Cap Investment Committee of              Graham-and-Dodd value discipline to select international
Brandes Investment Partners, L.P.,       equities. We search the world on a company-by-company basis
investment sub-adviser to the            seeking stocks that we believe are undervalued, often for
Fund.                                    irrational reasons. After investing in these stocks, we
INVESTMENT OBJECTIVE                     intend to hold them for three-to-five years to allow them to
The Fund seeks long-term capital         seek to achieve their long-term, or intrinsic value. A focus
appreciation by investing                on individual security selection -- also known as bottom-up
primarily in equity securities of        research and analysis -- drives country and sector
foreign issuers, including               allocation. We make no top-down predictions. We will not,
emerging markets countries.              for example, buy energy stocks because we think oil prices
PERFORMANCE REVIEW                       may rise. Instead of speculating on macroeconomic factors,
For the 12-month period ended            we focus on the fundamental strengths of thousands of
March 31, 2000, Nations                  individual companies and select only those meeting our
International Value Fund Investor        strict investment criteria. As value investors, we see
A Shares provided shareholders           opportunity in periods characterized by extremes and believe
with a total return of 35.86%.**         markets soaring to unprecedented highs or enduring sharp
                                         losses reflect investors' overreaction to short-term events.
                                         We viewed the underperformance among many value-oriented
                                         stocks during the prior 12-month period as an exceptional
                                         opportunity to add to existing positions or make new
                                         investments in companies selling at steep discounts from
                                         what we believe to be their intrinsic values. Over time, we believe that the market will recognize the underlying value of these stocks and the prices will rise. We believe that by purchasing stocks at discounts from their long-term value, a
                                         "margin of safety" against price declines is created -- thus reducing risk while providing the opportunity for capital
                                         appreciation.

                                         PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
                                         Nations International Value Fund (Investor A Shares)
                                         provided shareholders with a total return of 35.86%,
                                         substantially outperforming its benchmark, the Morgan
                                         Stanley Capital International Europe, Australasia, Far East
                                         (MSCI EAFE) Index,*** which returned 25.09%.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           ***The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

                           Source for all statistical data -- Brandes Investment Partners, L.P.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                                         WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
                                         DURING THE REPORTING PERIOD?
                                         During the 12-month period ending March 31, 2000,
                                         international markets were characterized by:
                                         - Investor preference for technology-related stocks
                                         - Continued underperformance of value-oriented issues
                                         - Evidence of economic recovery in developed and emerging
                                           markets
                                         - Rising interest rates
                                         - Record levels of merger and acquisition (M&A) activity
                                         Among developed markets, escalating demand for technology
                                         stocks lifted various regional indices to record levels. In
                                         Japan, although economic concerns weighed on first-quarter performance, optimism regarding government reform and
                                         corporate restructuring contributed to gains throughout much of the period. Strong economic growth among emerging
                                         markets, especially in Latin America, spurred stocks in
                                         these regions. In Brazil, for example, news that gross
                                         domestic product climbed 3% in the fourth quarter lifted the
                                         Bovespa Index to a record high.

                                         Further reflecting investor confidence, initial public
                                         offerings reached record highs and merger and acquisition
                                         activity continued to be heavy, highlighted by Vodafone
                                         AirTouch's $198 billion acquisition of Mannessman in the
                                         first quarter, the largest corporate takeover ever. European management teams' ongoing focus on enhancing shareholder
                                         value also contributed to the optimistic environment.

                                         Despite these positive developments overseas during the
                                         quarter, a number of factors constrained stock prices. These factors included investors' neglect of value-oriented
                                         stocks, lingering fears of higher interest rates, concerns regarding the euro's weakness, slumping markets in Southeast
                                         Asia, and Japan's lingering economic woes.

                                         Overall, the Morgan Stanley Capital International (MSCI)
                                         World Index(+), a benchmark for global investing, climbed
                                         20.6%. The MSCI EAFE Index(+), a benchmark for investing
                                         outside the United States, gained 25.09%. The MSCI Emerging
                                         Market Free (MSCI EMF) Index,++ a benchmark for emerging
                                         markets, was up 49.2% during the period. Similar to U.S.
                                         markets, these solid gains tended to mask broader market
                                         weakness. A narrow advance, primarily concentrated among
                                         technology and telecommunication stocks, propped up
                                         benchmark returns while many sectors languished or fell. For example, through March 31, 2000, the telecommunication
                                         services and information technology sectors comprising the
                                         MSCI EMF Index gained 16.7% and 18.1%, respectively, year to date. All eight other sectors posted losses over the same
                                         period with the most severe decline occurring among
                                         industrials, down 12.4%.

                                         Investor preference for technology-related shares had a
                                         largely negative affect on value stocks. For most of the
                                         period, investors ignored solid fundamental traits and
                                         attractive valuations among value stocks in favor of
                                         growth-oriented tech issues.

                           +The Morgan Stanley Capital International World Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty-three countries. It is unavailable for investment.

                           ++The Morgan Stanley Capital International Emerging Market Free (MSCI EMF) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in 27 emerging market countries. It does not include shares not readily purchased by non-local investors. It is unavailable for investment.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                                         WHAT COUNTRY OR REGIONAL DECISIONS CONTRIBUTED THE MOST TO
                                         THE FUND'S PERFORMANCE?
                                         For the 12-month period ended March 31, 2000, holdings in
                                         Germany, Japan, Brazil, and Mexico were among the best
                                         performers. Holdings in the United Kingdom were among the
                                         weakest performers during the period. As we mentioned
                                         earlier, the weightings in countries, sectors, industries, and currencies are largely the result of our
                                         company-by-company stock selection process -- not top-down allocations driven by market forecasts or projections.

                                         WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                         PERFORMED PARTICULARLY WELL?+++
                                         Amid growing demand for telecommunication services
                                         worldwide, a number of holdings in the telecom industry
                                         delivered solid gains during the period, including Deutsche
                                         Telekom AG (Germany), Telecom Italia SpA (Italy), and
                                         Telefonos de Mexico (Mexico). Other top-performing issues
                                         included Kyocera (Japan), Total Fina Elf (France), and DBS
                                         Group Holdings (Singapore). Kyocera was sold from the
                                         portfolio in the first quarter. Like QUALCOMM Inc.,
                                         Kyocera's stock price surged following the announcement that
                                         Kyocera was buying QUALCOMM's handset manufacturing
                                         business. However, as euphoria regarding the announcement
                                         faded, share prices for both stocks declined. We sold our
                                         position in Kyocera at a significant gain from our cost
                                         basis.

                                         DBS Group Holdings Limited, Singapore's largest banking
                                         group, was purchased due to its attractive valuation and
                                         long-term competitive position. We believe the bank has a
                                         very strong balance sheet and is conservatively managed. DBS
                                         Group has an excellent reputation, and we believe the bank is well positioned to expand its operations throughout
                                         Southeast Asia.

                                         WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                         During the period, the yen strengthened by approximately
                                         14.0%. The Fund's exposure to this currency was a positive influence on returns. Over the same period, the euro
                                         weakened by approximately 11.0% and negatively affected the
                                         Fund's returns. Another significant currency represented in the Fund is the British pound. It was up a little more than
                                         1.0% during the period, translating into a minimal impact on performance. Our most significant emerging markets exposure was to the Brazilian real, off approximately 1.0% and also a neutral factor on performance.

                                         We do not believe that currencies present major risks to
                                         long-term investors in a diversified portfolio and we do not hedge our positions. One of the main reasons to invest
                                         internationally is to gain the benefits of diversification, a significant part of which is provided by the currency
                                         component.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE YEAR
                                         AHEAD? HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF
                                         THESE OPPORTUNITIES?
                                         Our focus on researching and analyzing individual companies precludes us from top-down positioning. Quite simply, we
                                         viewed the recent underperformance among value stocks
                                         worldwide as a good opportunity to selectively add to
                                         existing

                           +++Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                                         positions or make new purchases in solid companies trading below our estimates of their intrinsic values. Over the last
                                         12 months, we reduced exposure on a stock-specific basis in
                                         Asia, particularly Japan. Following strong returns in the
                                         Japanese market in 1999, we redeployed assets to selective positions elsewhere around the globe, particularly in the
                                         United Kingdom and Germany where our bottom-up approach
                                         continues to uncover companies with solid fundamentals that are attractively priced. We believe long-term investors will be rewarded for their patience as stock markets evolve to
                                         more accurately reflect companies' underlying values.

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Singapore                                                                         3.2%
Canada                                                                            3.7%
Italy                                                                             4.2%
Hong Kong                                                                         5.6%
Switzerland                                                                       6.2%
Brazil                                                                            6.5%
France                                                                            7.4%
Japan                                                                            12.3%
Other                                                                              16%
Germany                                                                           7.9%
United Kingdom                                                                     27%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Allied Zurich plc, ADR                  3.2%
                                                                            -------------------------------------------------
                                                                              2  Bayersche Motoren Werke AG              3.2%
                                                                            -------------------------------------------------
                                                                              3  Total Fina Elf                          2.9%
                                                                            -------------------------------------------------
                                                                              4  Tokio Marine & Fire Insurance
                                                                                 Company, Ltd., ADR                      2.9%
                                                                            -------------------------------------------------
                                                                              5  Mitsubishi Heavy Industries Ltd.        2.9%
                                                                            -------------------------------------------------
                                                                              6  ENI SpA                                 2.9%
                                                                            -------------------------------------------------
                                                                              7  Unilever plc, ADR                       2.8%
                                                                            -------------------------------------------------
                                                                              8  ING Groep NV, ADR                       2.8%
                                                                            -------------------------------------------------
                                                                              9  CLP Holdings Limited                    2.5%
                                                                            -------------------------------------------------
                                                                             10  Alcatel SA, ADR                         2.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL VALUE FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/27/95
                                                                                     through
                                                                                     3/31/00)        21.00%     19.33%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                International Value Fund from
                                                the inception of the share
                                                class. The Morgan Stanley
                                                Capital International Europe,
                                                Australasia and Far East (MSCI
                                                EAFE) Index is an unmanaged,
                                                capitalization-weighted index
                                                that tracks stocks traded on 20
                                                exchanges in Europe, Australia
                                                and the Far East. Funds included
                                                in the Lipper International
                                                Funds Universe invest their
                                                assets in securities with
                                                primary trading markets of the
                                                U.S. It is not possible to
                                                invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                    FUND $21,226            MSCI EAFE INDEX $16,582         UNIVERSE $18,825
                                             ---------------------------    -----------------------    --------------------------
Dec. 27 1995                                             9425                        10000                       10000
1995                                                     9374                        10000                       10000
                                                         9591                        10297                       10448
                                                        10184                        10468                       10829
                                                        10043                        10463                       10783
1996                                                    10809                        10637                       11223
                                                        11436                        10478                       11353
                                                        12936                        11846                       12620
                                                        13496                        11770                       12794
1997                                                    13012                        10856                       11814
                                                        15353                        12461                       13547
                                                        14518                        12602                       13647
                                                        12112                        10819                       11449
1998                                                    14550                        13064                       13333
                                                        15623                        13255                       13539
                                                        17810                        13591                       14302
                                                        17865                        14188                       14863
1999                                                    22180                        16599                       18689
Mar. 31 2000                                            21226                        16582                       18825

 [INVESTOR A SHARES AT NAV** RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                    FUND $22,521            MSCI EAFE INDEX $16,582         UNIVERSE $18,825
                                             ---------------------------    -----------------------    --------------------------
Dec. 27 1995                                            10000                        10000                       10000
1995                                                     9946                        10000                       10000
                                                        10176                        10297                       10448
                                                        10806                        10468                       10829
                                                        10655                        10463                       10783
1996                                                    11468                        10637                       11223
                                                        12134                        10478                       11353
                                                        13726                        11846                       12620
                                                        14320                        11770                       12794
1997                                                    13806                        10856                       11814
                                                        16289                        12461                       13547
                                                        15403                        12602                       13647
                                                        12851                        10819                       11449
1998                                                    15438                        13064                       13333
                                                        16576                        13255                       13539
                                                        18897                        13591                       14302
                                                        18955                        14188                       14863
1999                                                    23533                        16599                       18689
Mar. 31 2000                                            22521                        16582                       18825

   TOTAL RETURN (AS OF 3/31/00)

                                                         INVESTOR A                INVESTOR B+                INVESTOR C
                                    PRIMARY A       NAV**          MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                      12/27/95              12/27/95                   5/22/98                   6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   36.03%         35.86%        28.05%       34.51%       29.51%       34.64%       33.64%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              23.01%         22.90%        20.51%       22.29%       21.62%
SINCE INCEPTION                      21.16%         21.00%        19.33%       20.58%       20.32%       27.04%       27.04%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which have lower ongoing expenses than Investor B Shares. If the higher ongoing expenses Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY*


PORTFOLIO MANAGEMENT                     During the past year, the Fund changed its investment
The Fund is a "multi-manager"            management approach by adding two sub-advisers: Putnam
fund, meaning that it is managed         Investment Management, Inc. (Putnam), and INVESCO Global
by more than one sub-adviser. Each       Asset Management (N.A.), Inc. (INVESCO) in addition to
sub-adviser manages approximately        Gartmore Global Partners. The intent of this change is to
one-third of the Fund's assets.          diversify away from specific manager risk and to enhance
The three sub-advisers to the Fund       return potential. We believe that managing the Fund's assets
are Gartmore Global Partners,            with multiple managers, each with a distinct yet
INVESCO Global Asset Management          complementary investment style, may result in better
(N.A.), Inc., and Putnam                 performance and greater consistency of returns over time.
Investment Management, Inc.              IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON
INVESTMENT OBJECTIVE                     NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE
The Fund seeks long-term capital         12-MONTH PERIOD ENDED MARCH 31, 2000 AND THEIR OUTLOOK FOR
growth by investing primarily in         THE FUTURE.
equity securities of non-United          PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
States companies in Europe,              Nations International Equity Fund's intention is to provide
Australia, the Far East and other        shareholders with long-term growth by investing in equity
regions, including developing            securities of companies located outside the U.S. The Fund is
countries.                               an "extended" EAFE vehicle, meaning that in addition to
PERFORMANCE REVIEW                       investing in the countries contained in the Morgan Stanley
For the 12-month period ended            Capital International Europe, Australasia, Far East (MSCI
March 31, 2000, Nations                  EAFE) Index,*** it also invests in lesser developed
International Equity Fund Investor       countries. The Fund is designed to be a core international
A Shares provided shareholders           holding with a strong tilt toward growth.
with a total return of 39.54%.**         The Fund features:
                                         --   A combination of top-down regional allocation and
                                              bottom-up stock selection;
                                         --   Large capitalization securities; and
                                         --   "Extended" EAFE exposure seeking to enhance performance
                                              through investments in emerging markets.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                           ***The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners, INVESCO and Putnam.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY continued

                                         Gartmore considers its primary goal to be identifying
                                         opportunities for unexpected and above-average future
                                         earnings growth. The team attempts to achieve this by
                                         screening regions, countries, sectors and individual stocks to determine areas of emphasis to achieve earnings growth
                                         that is consistently higher than consensus forecasts. By
                                         combining active regional and country allocations with
                                         theme-based sector and stock selection, the team seeks to
                                         maintain a portfolio that strategically emphasizes growing markets. At the same time, Gartmore seeks to avoid those
                                         markets with less favorable prospects. The process is driven by fundamental research that combines analysis from the
                                         macroeconomic to the individual company level.
                                         The Putnam team considers its primary goal to be seeking
                                         consistent, above-average returns and low relative risk by investing in a diversified portfolio of non-U.S. companies which Putnam believes are selling significantly below their long-term worth. To attempt to achieve this, Putnam uses a style-neutral, systematic approach that blends top-down
                                         country and sector allocation and bottom-up stock selection driven by valuation, fundamental research, and quantitative analysis.
                                         The INVESCO team uses a bottom-up style of management with a primary focus on stock selection. INVESCO favors
                                         high-quality, stable growth companies that appear to be
                                         attractively priced based on a discounted cash flow approach to investing.

                                         PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
                                         Nations International Equity Fund (Investor A Shares)
                                         provided shareholders with a return of 39.54%, substantially outperforming its benchmark, the Morgan Stanley Capital
                                         International Europe, Australasia, Far East (MSCI EAFE)
                                         Index, which returned 25.09%.
                                         WHAT WAS THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL EQUITY
                                         INVESTING DURING THE FISCAL YEAR?
                                         International equity markets thrived over the period amid a broad recovery in economic growth and corporate
                                         profitability. After a slow start early in 1999, investors became increasingly convinced that economies outside the
                                         United States, previously perceived as stagnant or even
                                         contracting, had begun to show signs of recovery. The
                                         improving international economic conditions were highlighted by larger-than-expected European interest rate cuts and the apparent revival of Asian economies, which assured investors that the international markets' deceleration in profit
                                         growth was coming to an end.
                                         In Europe, there was increasing evidence during the period of a broad-based recovery, from the peripheral countries to the larger, core economies of France, Italy, and Germany.
                                         After a successful launch, the euro weakened steadily during
                                         1999, providing exporters with a competitive edge. Mergers and corporate restructurings also persisted throughout the period, as European companies pursued cost-cutting
                                         initiatives and increased shareholder value.
                                         Economic growth in many Pacific Basin countries was
                                         surprisingly vibrant throughout the period. The improvement of the Japanese economy, in particular, sparked a
                                         significant strengthening of the yen against the U.S.
                                         dollar. Many newer, faster growing telecommunications,
                                         computer, and information technology companies, and an
                                         expanding service sector fueled the expansion of the
                                         Japanese economy. In stark contrast, there was significant consolidation in Japan's older industries, which struggled to compete.

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY continued

                                         Markets in Latin America were also vibrant. In particular,
                                         Brazil, Argentina, and Mexico enjoyed strong growth, driven by competitive currencies, robust merger-and-acquisition
                                         activity, and compelling valuations. Moreover, pro-growth
                                         monetary policies by central banks around the world have
                                         reduced risk on a global basis, boosting investor tolerance for emerging markets.

                                         WHAT AREAS AND HOLDINGS CONTRIBUTED TO THE PERFORMANCE OF
                                         THE FUND?+
                                         Investments in the technology and telecommunications sectors were the leading contributors to performance. Leading
                                         performers among the technology holdings included SAP AG
                                         (Germany), Philips Electronics NV (Netherlands), Murata and
                                         NTT DoCoMo (Japan), Samsung Electronics (Korea) and
                                         STMicroelectronics (France). The Fund's telecommunications holdings performed exceptionally well, led by Nokia
                                         (Finland), Ericsson (L.M.) Telephone Company (Sweden),
                                         Nortel Networks Corporation (Canada), Telmex (Mexico),
                                         Telecom Italia SpA (Italy), and Mannesmann AG (Germany).
                                         Other strong contributors included media companies such as
                                         News Corporation of Australia and Nippon Television of
                                         Japan. Sony Corporation, the diversified electronics
                                         products company based in Japan, also had stellar
                                         performance.
                                         Investments in Latin America's emerging markets, notably
                                         Brazil and Mexico, did very well, although the Fund did not take large positions in them.
                                         The exceptionally strong performance by the yen in
                                         international currency markets helped returns, although the yen's positive effects were somewhat offset by the weak
                                         performance of the euro, which muted the results from
                                         European investments.

                                         WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?
                                         In Gartmore's view, accelerating economic activity should
                                         continue to support international equity markets over the
                                         next 12 months. Rising interest rates are a concern,
                                         particularly in Europe, and there may be some inflationary pressures. However, healthy corporate earnings growth is
                                         expected in all regions -- even in Japan.
                                         Putnam believes the prospects for investment opportunities are bright, especially in France, where the equity market is bolstered by a healthy economy and a burgeoning technology and telecommunications sector. Putnam also has a favorable view of opportunities in Germany and Japan, and has a
                                         positive view about the prospects in emerging markets.
                                         However, the firm believes the market in the United Kingdom may continue to be vulnerable.
                                         INVESCO is reasonably optimistic about the outlook for
                                         international stocks, particularly in relation to the
                                         domestic market. Supporting this view are the low levels of inflation and interest rates abroad, the coordinated
                                         recovery of economies in Europe and Asia, and the
                                         substantial amount of merger and acquisition activity
                                         occurring overseas. The inclination of foreign investors to shift more of their assets from fixed-income vehicles into equities is also contributing to a favorable climate for
                                         stocks. INVESCO believes that offsetting this, to some
                                         degree, is the tightening stance of the U.S. Federal Reserve
                                         Board and the high valuations in certain areas of the
                                         market.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Japan                                                                            23.6%
Other                                                                            17.6%
Sweden                                                                            3.2%
Finland                                                                           3.4%
Hong Kong                                                                         3.6%
Italy                                                                             3.9%
Switzerland                                                                       4.1%
Netherlands                                                                       5.6%
Germany                                                                           5.6%
France                                                                           11.7%
United Kingdom                                                                   17.7%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Vodafone AirTouch plc                   3.1%
                                                                            -------------------------------------------------
                                                                              2  Total Fina                              2.7%
                                                                            -------------------------------------------------
                                                                              3  Nokia A+B Oy                            2.5%
                                                                            -------------------------------------------------
                                                                              4  Nippon Telegraph and Telephone
                                                                                 Company                                 2.4%
                                                                            -------------------------------------------------
                                                                              5  Sony Corporation                        2.4%
                                                                            -------------------------------------------------
                                                                              6  Ericsson (L.M.) Telephone Company,
                                                                                 Series B                                2.0%
                                                                            -------------------------------------------------
                                                                              7  Shell Transport & Trading Company
                                                                                 Ord.                                    1.6%
                                                                            -------------------------------------------------
                                                                              8  Kyocera Corporation                     1.5%
                                                                            -------------------------------------------------
                                                                              9  Telecom Italia Mobile SpA               1.2%
                                                                            -------------------------------------------------
                                                                             10  Internationale Nederlanden Groep NV     1.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL EQUITY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (6/3/92 through
                                                                                     3/31/00)        11.12%     10.28%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                International Equity Fund from
                                                the inception of the share
                                                class. The Morgan Stanley
                                                Capital International Europe,
                                                Australasia and Far East (MSCI
                                                EAFE) Index is an unmanaged,
                                                capitalization-weighted index
                                                that tracks stocks traded on 20
                                                exchanges in Europe, Australia
                                                and the Far East. Funds included
                                                in the Lipper International
                                                Funds Universe invest their
                                                assets in securities with
                                                primary trading markets outside
                                                of the U.S. It is not possible
                                                to invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

 [INVESTOR A SHARES AT MOP* RETURN CHART]                [CHART LEGEND]

                                                 NATIONS INTERNATIONAL     LIPPER INTERNATIONAL FUNDS
                                                  EQUITY FUND $21,500           UNIVERSE $25,566         MSCI EAFE INDEX $24,761
                                                 ---------------------     --------------------------    -----------------------
Jun. 3 1992                                              10000                       10000                        10000
                                                          9187                        9725                         9529
                                                          8961                        9279                         9682
1992                                                      8590                        9157                         9317
                                                          9067                        9946                        10443
                                                          9362                       10446                        11502
                                                         10201                       11361                        12272
1993                                                     10902                       12434                        12387
                                                         10800                       12342                        12828
                                                         11053                       12474                        13492
                                                         11460                       12870                        13514
1994                                                     11142                       12365                        13385
                                                         10643                       12179                        13645
                                                         10878                       12689                        13755
                                                         11660                       13307                        14340
1995                                                     12057                       13581                        14932
                                                         12713                       14189                        15376
                                                         12920                       14707                        15631
                                                         12872                       14644                        15623
1996                                                     13038                       15242                        15884
                                                         12850                       15418                        15646
                                                         14336                       17139                        17689
                                                         14008                       17376                        17576
1997                                                     13173                       16045                        16210
                                                         14876                       18398                        18608
                                                         15124                       18535                        18818
                                                         13025                       15549                        16155
1998                                                     15332                       18108                        19508
                                                         15409                       18387                        19792
                                                         15959                       19424                        20295
                                                         16613                       20185                        21186
1999                                                     21332                       25381                        24786
Mar. 31 2000                                             21500                       25566                        24761

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS INTERNATIONAL     LIPPER INTERNATIONAL FUNDS
                                                  EQUITY FUND $22,812           UNIVERSE $25,566         MSCI EAFE INDEX $24,761
                                                 ---------------------     --------------------------    -----------------------
Jun. 3 1992                                              10000                       10000                        10000
                                                          9748                        9725                         9529
                                                          9508                        9279                         9682
1992                                                      9115                        9157                         9317
                                                          9620                        9946                        10443
                                                          9933                       10446                        11502
                                                         10823                       11361                        12272
1993                                                     11567                       12434                        12387
                                                         11459                       12342                        12828
                                                         11727                       12474                        13492
                                                         12159                       12870                        13514
1994                                                     11822                       12365                        13385
                                                         11292                       12179                        13645
                                                         11542                       12689                        13755
                                                         12372                       13307                        14340
1995                                                     12792                       13581                        14932
                                                         13488                       14189                        15376
                                                         13708                       14707                        15631
                                                         13657                       14644                        15623
1996                                                     13834                       15242                        15884
                                                         13634                       15418                        15646
                                                         15211                       17139                        17689
                                                         14862                       17376                        17576
1997                                                     13976                       16045                        16210
                                                         15784                       18398                        18608
                                                         16047                       18535                        18818
                                                         13820                       15549                        16155
1998                                                     16267                       18108                        19508
                                                         16349                       18387                        19792
                                                         16933                       19424                        20295
                                                         17627                       20185                        21186
1999                                                     22633                       25381                        24786
Mar. 31 2000                                             22812                       25566                        24761

   TOTAL RETURN (AS OF 3/31/00)

                                                           INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**        MOP*        NAV**       CDSC***        NAV        CDSC***
Inception date                         12/2/91               6/3/92                   6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      39.85%        39.54%       31.53%       38.14%      33.14%       38.12%       37.12%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 18.94%        18.72%       16.41%       17.68%      16.95%       17.71%       17.71%
5 YEARS                                 15.35%        15.10%       13.75%       14.20%      13.96%       14.30%       14.30%
SINCE INCEPTION                         11.22%        11.12%       10.28%       11.70%      11.70%       10.74%       10.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. O'NEILL SHARES HIS VIEWS ON
                                         NATIONS INTERNATIONAL GROWTH FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND HIS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Brian O'Neill is Portfolio Manager       The Fund's investment philosophy is that a diversified
of Nations International Growth          portfolio of equity securities of established non-United
Fund and is the Principal Senior         States companies can provide long-term growth of capital and
Investment Manager of the Global         income. The portfolio will generally hold 50-to-80
Portfolio Team for Gartmore Global       securities invested in approximately 10 sectors within
Partners, investment sub-adviser         15-to-20 markets. The manager uses a bottom-up approach to
to the Fund.                             selecting securities, looking for companies with high
INVESTMENT OBJECTIVE                     quality and sustainable earnings. The manager also seeks
The Fund seeks long-term capital         companies with high growth potential over a two-year
growth by investing primarily in         investment horizon, quality management teams, the ability to
equity securities of companies           finance growth internally and strong financial results.
domiciled in countries outside the       Throughout the investment process, the manager balances the
United States and listed on major        portfolio's emphasis on growth companies with sensitivity to
stock exchanges primarily in             securities' prices.
Europe and the Pacific Basin.
PERFORMANCE REVIEW                       PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
For the 12-month period ended            Nations International Growth Fund (Investor A Shares)
March 31, 2000, Nations                  provided shareholders with a return of 22.18%,
International Growth Fund Investor       underperforming its benchmark, the Morgan Stanley Capital
A Shares provided shareholders           International Europe, Australasia, Far East (MSCI EAFE)
with a total return of 22.18%.**         Index.***

                                         HOW WOULD YOU DESCRIBE THE INTERNATIONAL ECONOMIC AND MARKET
                                         ENVIRONMENT DURING THE FISCAL YEAR?
                                         Economic activity -- and equity markets -- picked up around the world in the 12-month period ended March 31, 2000. Japan and the rest of the Pacific region led the equity market
                                         performance earlier in the year. Continental European equity markets strengthened towards the end of the period. Brazil and Mexico exceeded expectations, rising by substantially
                                         more than the developed markets in U.S. dollar terms over
                                         the period. In general, a combination of strong economic
                                         growth, subdued inflation, low unemployment and enthusiasm for technology combined to

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           ***The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         push markets to new highs, helping the MSCI EAFE Index
                                         outpace the Standard & Poor's 500 Composite Stock Price
                                         Index, in U.S. dollar terms, by a considerable margin+.
                                         Clearly, the most noteworthy development of the past twelve months was the emergence of so-called TMT
                                         (telecommunications, media and technology) stocks as the
                                         driving force of markets, while financials, pharmaceuticals and energy stocks all lost ground.

                                         European markets suffered early in the period as bond yields rose and currencies weakened in anticipation of rising
                                         interest rates in the U.S. and U.K. Elsewhere, concern about the effects of higher interest rates on both inflation and the currency prompted the European Central Bank to notch up its policy rate (an administered rate similar to the Federal
                                         Funds rate in the U.S.) to 3.25% over the period, while
                                         interest rates in the U.K. rose to 6.0%. Against this
                                         background, however, corporate profits also rose strongly
                                         while GDP (gross domestic product) growth kept pace with or exceeded expectations. This provided an underpinning to
                                         equity markets, particularly later in the reporting period.
                                         As in most of the rest of the world, much of the rise was
                                         attributable to the TMT sectors. This resulted in
                                         extraordinary outperformance in the smaller markets of
                                         Finland and Sweden because of the dominance of Nokia (mobile handsets manufacturer) and Ericsson (telecom infrastructure)
                                         in their respective markets. In contrast, Switzerland was a notable loser due to the predominance of financials and
                                         pharmaceuticals in its stock market.

                                         Markets across the Pacific outside Japan rose strongly
                                         during the period, although they began losing steam in
                                         December as concerns over interest rates and regional
                                         politics cast shadows over investor sentiment. Australia
                                         fared less well initially as investors, who had been
                                         attracted by its appeal as a safe haven, shifted assets back into the recovering markets of East Asia. However, more
                                         recently, Australia has proved more resilient than the
                                         region as a whole, helped by a strong economy and the fact that valuations there were not excessively high. Also,
                                         telecommunications and media stocks such as News Corporation
                                         Ltd. and Cable & Wireless Optus Ltd. have outperformed over the year. Hong Kong appears to have been less affected by
                                         interest rate fears than in the past because the
                                         interest-rate sensitive property and financial sectors have been supplanted by China-related technology and telecom
                                         plays. Nevertheless, given the low level of interest rates generally in the region, fears of monetary tightening are
                                         mounting as economic growth continues, bringing with it the possibility of inflation. Australia is already on a
                                         tightening course as its government moves to tame inflation, now 4.2%, against a background of strong economic growth,
                                         expected to be 4.0% this year.

                                         The Japanese economy continued to be weak with GDP falling
                                         1.0% in the third quarter of 1999 and a greater-than-expected
                                         1.4% in the fourth quarter. In U.S. dollar terms, the Japanese equity market outperformed Europe and the Pacific ex-Japan region over the reporting period. However, this was purely a function of currency. The market continued to be extremely narrow in focus as investors concentrated on the "new Japan" sector. Mixed consumption indicators suggested that consumer spending remained subdued in January and the Bank of Japan's zero interest rate policy remained unchanged. On a slightly brighter note, a recent

                           +The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         surge in machinery orders points to better times ahead and capital spending is expected to turn positive from
                                         September.

                                         The strongest earnings signals appear now to be coming out of Latin America. The huge rises in the dominant markets of
                                         Brazil and Mexico over the past 12 months demonstrated the extraordinary potential of emerging markets when prudent
                                         government policy, falling interest rates and global
                                         economic growth combine to drive up corporate earnings. In both countries, interest rates broke through the 20% barrier in the final quarter of 1999 and Brazil recently initiated a further 0.50% cut in late March.

                                         WHAT PARTICULAR STOCKS PROVED ESPECIALLY FAVORABLE FOR THE
                                         FUND?++
                                         The Fund's bottom-up investment strategy emphasizes growth stocks. In general, the Fund's telecommunications, media and technology investments performed strongly over the 12-month period. These included Sweden's Ericsson and Germany's
                                         Mannesmann AG (recently acquired by Vodafone Airtouch of the
                                         U.K.), Australia's News Corporation and Cable & Wireless
                                         Optus.

                                         WHAT IMPACT DID CURRENCY HAVE ON FUND PERFORMANCE?
                                         The biggest currency-related impact to Fund performance was a strong yen which helped the Fund. However, a continued
                                         weakening of the euro over the period offset much of the
                                         benefit the Fund derived from yen strength.

                                         WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                         THE YEAR AHEAD?
                                         Accelerating economic activity should continue to support
                                         international equity markets over the next 12 months. Rising interest rates are a concern, particularly in Europe, and
                                         there may be some inflationary pressures. However, firm
                                         earnings growth is expected in all regions -- even in Japan.
                                         Specifically, we are projecting increases in corporate
                                         earnings of 17% for Continental Europe and 12% for the U.K.
                                         in 2000. We have raised our estimated GDP growth rate for
                                         the U.K. in 2000 from 2.7% to 2.9%, while in Continental
                                         Europe we are forecasting GDP growth of 3.1%. In Japan, we continue to wait for some sign of an end to deflation.
                                         Moribund as it appears relative to other regions, the
                                         Japanese economy should show some life this year with
                                         estimated GDP growth of 1.0%, rising to 2.0% in 2001. While markets of the Pacific ex-Japan region have recently fallen back, corporate earnings growth should continue and we are encouraged by the progress in corporate restructuring,
                                         particularly in Korea. In Latin America, the recent
                                         upgrading of Mexico's debt and improved outlook for Brazil's can only speed the region's economic progress. Overall, the consensus forecast for earnings growth in the region is for
                                         27% in 2000, rising from 23.5% in 1999. However, we believe there is room for unexpected positive earnings, given the
                                         falling interest rate environment and record number of
                                         prudent government economic policies.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                         MARKET ENVIRONMENT?
                                         From a bottom-up perspective, the influence of technology,
                                         e-commerce in particular, will remain a key theme in stock markets. International markets offer a

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         wide range of opportunities, from telecommunications
                                         companies with expertise in fixed-line and mobile
                                         infrastructure to specialty semiconductor manufacturers. In addition, companies engaged in large-scale buying and
                                         selling in sectors such as oil, pharmaceuticals, utilities and electronic component manufacturing should stand to
                                         benefit from emerging business-to-business (B2B) strategies, facilitated by electronic intermediaries. In general, a
                                         buoyant global economy should provide a positive tone to
                                         equity markets.
                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         OPPORTUNITIES?
                                         We are maintaining an overweight position in technology and telecom stocks. However, we generally avoid so-called direct plays on the internet such as internet service providers
                                         (ISPs) and dot.coms with little track record and heavy cash demands. Instead we focus on the indirect plays, those
                                         companies which stand to benefit from the enormous
                                         expenditure companies will have to make over the next
                                         several years as they put e-commerce strategies in place.
                                         These include both fixed-line and mobile telecom companies providing everything from handsets to infrastructures, as
                                         well as the companies that provide software and hardware to facilitate electronic communication. At the same time, our bottom-up stock selection process will continue to identify companies in other sectors with strong franchises and the
                                         prospect of positive unexpected earnings.

NATIONS INTERNATIONAL GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Japan                                                                            22.3%
United Kingdom                                                                   19.2%
Sweden                                                                            6.8%
Australia                                                                         6.8%
Germany                                                                           5.8%
France                                                                            4.8%
Switzerland                                                                       4.8%
Italy                                                                             3.3%
Spain                                                                               3%
Ireland                                                                           2.7%
Other                                                                            20.5%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Matsushita Electric Industrial
                                                                                 Company, Ltd.                           5.2%
                                                                            -------------------------------------------------
                                                                              2  Sharp Corporation                       4.1%
                                                                            -------------------------------------------------
                                                                              3  Kao Corporation                         3.5%
                                                                            -------------------------------------------------
                                                                              4  Nippon Telegraph & Telephone Company    3.5%
                                                                            -------------------------------------------------
                                                                              5  Ericsson (L.M.) Telephone Company
                                                                                 Series B                                3.0%
                                                                            -------------------------------------------------
                                                                              6  Vodafone AirTouch plc                   2.9%
                                                                            -------------------------------------------------
                                                                              7  News Corporation Ltd.                   2.7%
                                                                            -------------------------------------------------
                                                                              8  Smithkline Beecham plc                  2.5%
                                                                            -------------------------------------------------
                                                                              9  Kudelski SA                             2.4%
                                                                            -------------------------------------------------
                                                                             10  Bank of Scotland Ord.                   2.2%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    10-YEAR      NAV**       MOP*
                                                                                    (3/31/90
                                                                                     through
                                                                                     3/31/00)    11.90%     11.69%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                International Growth Fund over
                                                the last 10 years. The Morgan
                                                Stanley Capital International
                                                Europe, Australasia and Far East
                                                (MSCI EAFE) Index is an
                                                unmanaged, capitalization-
                                                weighted index that tracks
                                                stocks traded on 20 exchanges in
                                                Europe, Australia and the Far
                                                East. Funds included in the
                                                Lipper International Funds
                                                Universe invest their assets in
                                                securities with primary trading
                                                markets outside of the U.S. It
                                                is not possible to invest in the
                                                Index or Lipper Universe. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                               INTERNATIONAL GROWTH FUND   INTERNATIONAL GROWTH MSCI   LIPPER INTERNATIONAL FUNDS
                                                  INVESTOR A $22,365          EAFE INDEX $25,212            UNIVERSE $28,380
                                               -------------------------   -------------------------   --------------------------
Mar. 31 1990                                              9425                       10000                       10000
                                                         10409                       10964                       10815
                                                          8147                        8647                        8926
1990                                                      8596                        9567                        9372
                                                          9738                       10286                       10063
                                                          9451                        9733                        9737
                                                          9853                       10575                       10450
1991                                                      9612                       10761                       10633
                                                          9596                        9493                       10335
                                                         10034                        9703                       10795
                                                          9314                        9859                       10300
1992                                                      9283                        9487                       10165
                                                          9957                       10633                       11041
                                                         10207                       11711                       11595
                                                         10983                       12496                       12611
1993                                                     11928                       12672                       13803
                                                         12047                       13061                       13701
                                                         12031                       13738                       13847
                                                         12538                       13760                       14286
1994                                                     11895                       13629                       13726
                                                         11757                       13893                       13519
                                                         12488                       14006                       14085
                                                         13266                       14601                       14771
1995                                                     13527                       15204                       15076
                                                         14213                       15656                       15751
                                                         14917                       15916                       16326
                                                         14797                       15908                       16256
1996                                                     15002                       16173                       16919
                                                         15063                       15931                       17115
                                                         16764                       18011                       19025
                                                         16553                       17896                       19228
1997                                                     15283                       16505                       17811
                                                         17287                       18947                       20423
                                                         17745                       19161                       20574
                                                         15143                       16450                       17260
1998                                                     18317                       19863                       20101
                                                         18305                       20153                       20410
                                                         18867                       20665                       21562
                                                         19202                       21572                       22407
1999                                                     23074                       25237                       28174
Mar. 31 2000                                             22365                       25212                       28380

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                               INTERNATIONAL GROWTH FUND   INTERNATIONAL GROWTH MSCI   LIPPER INTERNATIONAL FUNDS
                                                  INVESTOR A $23,730          EAFE INDEX $25,212            UNIVERSE $28,380
                                               -------------------------   -------------------------   --------------------------
Mar. 31 1990                                             10000                       10000                       10000
                                                         11044                       10964                       10815
                                                          8644                        8647                        8926
1990                                                      9120                        9567                        9372
                                                         10332                       10286                       10063
                                                         10028                        9733                        9737
                                                         10454                       10575                       10450
1991                                                     10198                       10761                       10633
                                                         10182                        9493                       10335
                                                         10646                        9703                       10795
                                                          9883                        9859                       10300
1992                                                      9849                        9487                       10165
                                                         10564                       10633                       11041
                                                         10830                       11711                       11595
                                                         11653                       12496                       12611
1993                                                     12656                       12672                       13803
                                                         12782                       13061                       13701
                                                         12765                       13738                       13847
                                                         13303                       13760                       14286
1994                                                     12620                       13629                       13726
                                                         12474                       13893                       13519
                                                         13250                       14006                       14085
                                                         14075                       14601                       14771
1995                                                     14353                       15204                       15076
                                                         15080                       15656                       15751
                                                         15827                       15916                       16326
                                                         15700                       15908                       16256
1996                                                     15917                       16173                       16919
                                                         15982                       15931                       17115
                                                         17787                       18011                       19025
                                                         17562                       17896                       19228
1997                                                     16215                       16505                       17811
                                                         18341                       18947                       20423
                                                         18827                       19161                       20574
                                                         16067                       16450                       17260
1998                                                     19435                       19863                       20101
                                                         19421                       20153                       20410
                                                         20018                       20665                       21562
                                                         20374                       21572                       22407
1999                                                     24481                       25237                       28174
Mar. 31 2000                                             23730                       25212                       28380

   TOTAL RETURN (AS OF 3/31/00)

                                                           INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         7/26/93               1/2/68                   7/1/96                   9/19/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      22.22%        22.18%       15.16%       20.66%      16.19%       20.67%       19.77%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 14.26%        14.08%       11.86%       12.96%      12.34%
5 YEARS                                 13.94%        13.72%       12.39%
10 YEARS                                               9.02%        8.38%
SINCE INCEPTION                         12.48%        11.90%       11.69%       10.37%       9.90%       13.11%       13.11%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. PALMER SHARES HIS VIEWS ON
                                         NATIONS EMERGING MARKETS FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND HIS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Christopher Palmer is Principal          The Fund invests in growth opportunities in emerging market
Portfolio Manager of Nations             equities. We believe this is best accomplished by
Emerging Markets Fund and is a           identifying companies whose rates of earnings growth will
senior investment manager on the         exceed market expectations. Sources of unexpected growth may
Emerging Markets Team for Gartmore       include strong national or regional franchises, strategies,
Global Partners, investment              management or the ability to finance business objectives.
sub-adviser to the Fund.                 The markets in which we invest are generally those where
INVESTMENT OBJECTIVE                     economic and political conditions provide what we think is
The Fund seeks long-term capital         an acceptable level of risk and, at a macro-economic level,
growth by investing primarily in         will attract rising expectations of growth.
equity securities of companies in
emerging market countries, such as       PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
those in Latin America, Eastern          Nations Emerging Markets Fund Investor A Shares returned
Europe, the Pacific Basin, the Far       93.33%, substantially outperforming its peer group, the
East and India.                          Lipper Emerging Markets Funds Universe, which returned
PERFORMANCE REVIEW                       65.41%.***
For the 12-month period ended
March 31, 2000, Nations Emerging         HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET CONDITIONS IN
Markets Fund Investor A Shares           EMERGING MARKETS DURING THE FISCAL YEAR?
provided shareholders with a total       Emerging markets had an extraordinarily strong year over the
return of 93.33%.**                      12 months ended March 31, 2000, topping virtually all other asset classes and demonstrating a remarkable resilience
                                         after the problems they faced during the previous 12 months.
                                         Underpinned by an upturn in global growth, the emerging
                                         markets also withstood the pressure of rising interest rates in the U.S. and Europe. This was particularly true of Latin
                                         America where interest rates in the dominant markets of
                                         Brazil and Mexico broke through the 20% level in December
                                         and are still headed lower, with Brazil initiating a 0.50%
                                         cut in March.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Emerging Markets Fund Universe seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities.

                           Source for all statistical data -- Gartmore Global Partners

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         Latin America's performance stands out, thanks to the
                                         reforming efforts of governments in Brazil and Mexico, the attractiveness of fast-growing cellular and
                                         Internet-enabling telephone companies and stronger economic growth in both economies. Mexico consistently outran growth estimates throughout 1999 as steady growth in industrial
                                         output was augmented by continuous improvement in domestic consumption. In Brazil, sentiment was buoyed by the
                                         successful completion in December of a $4 billion domestic debt rollover, lower-than-expected inflation, increasing
                                         agricultural output and rising industrial production. The
                                         recent upgrade by Moody's Investors Service, Inc. of Mexican sovereign debt and the improved outlook for Brazil's foreign currency debt also has supported this sentiment.

                                         Elsewhere, Asia moved higher early in the period but fell
                                         back more recently as interest rate concerns and
                                         profit-taking took their toll. Nevertheless, technology and telecommunications stocks have proved strong, particularly in Hong Kong, where they are perceived to be less sensitive to interest rates. They also are the beneficiaries of the
                                         potential explosive growth in new technology, cellular and
                                         Internet use in China. The leading semiconductor
                                         manufacturers of Taiwan and Korea continue to attract
                                         investor attention. A strong performance by India was helped by a rapidly growing internet market and strong technology and telecom sectors. The EMEA (Europe, Middle East, Africa)
                                         region has been mixed, with countries like Turkey and Israel rising, while Greece has pulled back from its highs of the previous period.

                                         WHAT PARTICULAR STOCKS WERE FAVORABLE FOR THE FUND?+
                                         Among the Fund's best performing individual stocks were
                                         China Telecom (China), Tatneft (Russian oil and gas),
                                         Samsung Electronics (Korea), Taiwan Semiconductor
                                         Manufacturing (Taiwan), Pao de Acucar (Brazilian retail) and
                                         Carso Global Telecom (Mexico).

                                         WHAT IS YOUR OUTLOOK FOR THE EMERGING MARKETS FOR THE COMING
                                         YEAR?
                                         We forecast that corporate earnings in Asia should double in
                                         2000. In Latin America, earnings should also be strong
                                         against a background of buoyant economic growth. In terms of risks and rewards to investors, the two regions are finely balanced. Asia offers investors potentially greater rewards but with higher price multiples than in Latin America. The risks also are higher. Latin America is less expensive and therefore less risky, although the growth potential is
                                         probably not as high as it is in Asia. The benefit to
                                         investors comes from the fact that the Fund can continue to diversify into both regions, each of which offers excellent opportunities. In India, prospects remain bright for the
                                         country's globally competitive software industry. In our
                                         view, the European emerging markets also remain on track to generate strong growth. With global economic activity
                                         unlikely to be derailed by a modest deceleration in U.S.
                                         growth, emerging markets should continue to stand out as
                                         attractive destinations for international capital.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE?
                                         We continue to believe that restructuring companies and
                                         sector plays, such as telecommunications and technology,
                                         will offer interesting investment opportunities in regions where growth prospects are recovering and appear to be
                                         sustainable. Content providers for internet-related media
                                         companies will warrant attention, as will outsourcing
                                         companies involved in the manufacture of cellular handsets as well as telecoms and computer-related equipment.
                                         Traditional commodity companies remain attractive, as do
                                         some pharmaceutical companies.
                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         OPPORTUNITIES?
                                         We are placing greater emphasis on bottom-up stock
                                         selection, seeking out attractively valued new technology
                                         and telecom enterprises with unanticipated earnings
                                         potential. However, traditional cyclical companies which
                                         appear set for unexpected positive earnings, such as
                                         platinum and iron ore producers, continue to warrant
                                         investment. Finally, we have taken a small position in
                                         pharmaceuticals, although the sector is only a small segment of the emerging markets.

NATIONS EMERGING MARKETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Israel                                                                            4.5%
Greece                                                                            4.7%
Malaysia                                                                          4.6%
India                                                                             5.3%
South Africa                                                                      5.5%
Hong Kong                                                                         7.5%
Taiwan                                                                            8.9%
Mexico                                                                             11%
Other                                                                            18.5%
Brazil                                                                           13.5%
South Korea                                                                        16%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics                     5.1%
                                                                            -------------------------------------------------
                                                                              2  Carso Global Telecom, ADR               3.9%
                                                                            -------------------------------------------------
                                                                              3  SK Telecom Company, ADR                 3.1%
                                                                            -------------------------------------------------
                                                                              4  Taiwan Semiconductor SP, ADR            2.8%
                                                                            -------------------------------------------------
                                                                              5  LG Electronics Company                  2.5%
                                                                            -------------------------------------------------
                                                                              6  China Telecom (HK) Ltd                  2.3%
                                                                            -------------------------------------------------
                                                                              7  Satyam Infoway Limited, ADR             2.2%
                                                                            -------------------------------------------------
                                                                              8  Hutchison Whampoa                       2.2%
                                                                            -------------------------------------------------
                                                                              9  Pacific Century CyberWorks Ltd          2.1%
                                                                            -------------------------------------------------
                                                                             10  Reliance Industries Ltd., GDR           2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS EMERGING MARKETS FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION   NAV**       MOP*
                                                                                    (6/30/95
                                                                                     through
                                                                                     3/31/00)        10.47%      9.10%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Emerging Markets Fund from the
                                                inception of the share class.
                                                The IFC Investables Index is an
                                                unmanaged, capitalization
                                                weighted index that tracks more
                                                than 1,400 stocks in 25 emerging
                                                markets in Asia, Latin America,
                                                Eastern Europe, Africa and the
                                                Middle East. Funds included in
                                                the Lipper Emerging Markets
                                                Funds Universe seek long-term
                                                capital appreciation by
                                                investing at least 65% of their
                                                total assets in emerging markets
                                                (defined by a country's GNP per
                                                capita) equity securities. It is
                                                not possible to invest in the
                                                Index or Lipper Universe. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                NATIONS EMERGING MARKETS     LIPPER EMERGING MARKETS      IFC INVESTABLES INDEX
                                                      FUND $15,134           FUNDS UNIVERSE $14,343              $12,136
                                                ------------------------     -----------------------      ---------------------
June 30 1995                                               9425                       10000                       10000
                                                           9302                       10123                        9966
1995                                                       9209                        9824                        9874
                                                           9727                       10617                       10620
                                                          10120                       11246                       11074
                                                           9780                       10936                       10825
1996                                                       9992                       11099                       10797
                                                          10870                       12175                       11826
                                                          11901                       13468                       12539
                                                          11545                       13131                       11408
1997                                                       9672                       10950                        9201
                                                          10153                       11540                        9855
                                                           8176                        9267                        7764
                                                           6193                        7089                        6079
1998                                                       7180                        8035                        7176
                                                           7828                        8665                        7949
                                                           9947                       10845                        9839
                                                           9502                       10128                        9528
1999                                                      14080                       13799                       11976
Mar 31 2000                                               15134                       14343                       12136

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                NATIONS EMERGING MARKETS     LIPPER EMERGING MARKETS      IFC INVESTABLES INDEX
                                                      FUND $16,058           FUNDS UNIVERSE $14,343              $12,136
                                                ------------------------     -----------------------      ---------------------
June 30 1995                                              10000                       10000                       10000
                                                           9870                       10123                        9966
1995                                                       9770                        9824                        9874
                                                          10320                       10617                       10620
                                                          10737                       11246                       11074
                                                          10377                       10936                       10825
1996                                                      10602                       11099                       10797
                                                          11534                       12175                       11826
                                                          12627                       13468                       12539
                                                          12249                       13131                       11408
1997                                                      10263                       10950                        9201
                                                          10773                       11540                        9855
                                                           8675                        9267                        7764
                                                           6571                        7089                        6079
1998                                                       7618                        8035                        7176
                                                           8306                        8665                        7949
                                                          10554                       10845                        9839
                                                          10083                       10128                        9528
1999                                                      14939                       13799                       11976
Mar 31 2000                                               16058                       14343                       12136

   TOTAL RETURN (AS OF 3/31/00)

                                                           INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         6/30/95              6/30/95                   6/30/95                  6/30/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      93.71%        93.33%       82.28%       91.74%      86.74%       91.73%       90.73%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 11.96%        11.66%        9.49%       10.84%      10.02%       10.90%       10.90%
SINCE INCEPTION                         10.76%        10.47%        9.10%        9.65%       9.35%        9.80%        9.80%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS FUNDS
Nations International Value Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                      VALUE
                                                      (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 98.4%
            Investment in Nations Master
              Investment Trust, International
              Value Master Portfolio*.............   $838,642
                                                     --------
            TOTAL INVESTMENTS..............   98.4%   838,642
                                                     --------
            OTHER ASSETS AND
              LIABILITIES (NET)............    1.6%
            Receivable for Fund shares sold.......   $ 14,263
            Payable for Fund shares redeemed......       (463)
            Administration fee payable............       (114)
            Shareholder servicing
               and distribution fees payable......        (91)
            Accrued Trustees'/Directors'
               fees and expenses..................        (15)
            Accrued expenses and other
              liabilities.........................       (260)
                                                     --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...................     13,320
                                                     --------
            NET ASSETS.....................  100.0%  $851,962
                                                     ========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on
              investment..........................   $ 49,710
            Net unrealized appreciation of
              investment..........................     42,213
            Paid-in capital.......................    760,039
                                                     --------
            NET ASSETS............................   $851,962
                                                     ========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($600,589,013 / 31,974,754
              shares outstanding).................     $18.78
                                                       ======
            INVESTOR A SHARES:
            Net asset value and redemption
              price per share ($186,648,936 /
              9,946,093 shares outstanding).......     $18.77
                                                       ======
            Maximum sales charge..................      5.75%
            Maximum offering price per share......     $19.92

                                                      VALUE
-------------------------------------------------------------
-------------------------------------------------------------
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($50,998,904 / 2,735,485
              shares outstanding).................     $18.64
                                                       ======
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($13,724,708 / 735,941 shares
              outstanding)........................     $18.65
                                                       ======

---------------

 * The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                      VALUE
                                                      (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 96.9%
            Investment in Nations Master
              Investment Trust, International
              Equity Master Portfolio*............   $913,638
                                                     --------
            TOTAL INVESTMENTS..............   96.9%   913,638
                                                     --------
            OTHER ASSETS AND
              LIABILITIES (NET)............    3.1%
            Receivable for Fund shares sold.......   $ 31,262
            Other receivables.....................        246
            Payable for Fund shares redeemed......     (2,012)
            Administration fee payable............       (135)
            Shareholder servicing and
              distribution fees payable...........        (37)
            Accrued Trustees'/Directors'
              fees and expenses...................        (60)
                                                     --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)............  100.0%    29,264
                                                     --------
            NET ASSETS............................   $942,902
                                                     ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income...................   $ (4,213)
            Accumulated net realized gain on
              investment..........................     57,223
            Net unrealized appreciation of
              investment..........................    185,318
            Paid-in capital.......................    704,574
                                                     --------
            NET ASSETS............................   $942,902
                                                     ========

                                                      VALUE
-------------------------------------------------------------
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($866,731,323 / 51,784,624 shares
              outstanding)........................     $16.74
                                                       ======
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($43,111,512 / 2,611,087
              shares outstanding).................     $16.51
                                                       ======
            Maximum sales charge..................      5.75%
            Maximum offering price per share......     $17.52
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($32,072,746 / 1,997,210
              shares outstanding).................     $16.06
                                                       ======
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($986,856 / 62,776 shares
              outstanding)........................     $15.72
                                                       ======

---------------

 * The financial statements of the International Equity Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Equity Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 91.8%
            AUSTRALIA -- 6.8%
  250,000   Australia and New Zealand Banking
              Group..............................   $  1,578
  300,000   Cable and Wireless Optus Ltd.++......      1,202
  275,000   Cellnet Telecommunications...........        534
  350,000   Colonial, Ltd. ......................      1,608
  250,000   News Corporation Ltd. ...............      3,493
  411,768   Southern Pacific Petroleum++.........        427
                                                    --------
                                                       8,842
                                                    --------
            BRAZIL -- 2.0%
  100,000   Tele Norte Leste Participacoes SA,
              ADR................................      2,663
                                                    --------
            CANADA -- 1.2%
  100,000   Canada Life Financial Corporation....      1,526
                                                    --------
            FINLAND -- 0.5%
   10,000   Sonera Oyj...........................        682
                                                    --------
            FRANCE -- 4.8%
   40,000   Accor SA.............................      1,569
   15,000   Carrefour SA.........................      1,922
    2,000   L'Oreal..............................      1,292
   40,000   Sanofi-Synthelabo++..................      1,525
                                                    --------
                                                       6,308
                                                    --------
            GERMANY -- 5.8%
   50,000   Bayersche Motoren Werke AG...........      1,577
   20,000   Deutsch Pfandbrief-Und Hypothekenbank
              AG (DePfa-Bank)....................      1,914
   32,000   Henkel Kgaa..........................      1,843
    4,000   SAP AG...............................      2,243
                                                    --------
                                                       7,577
                                                    --------
            IRELAND -- 2.7%
  250,000   Bank of Ireland......................      1,785
  100,000   CRH plc..............................      1,794
                                                    --------
                                                       3,579
                                                    --------
            ITALY -- 3.3%
  500,000   Olivetti SpA++.......................      1,794
  200,000   Telecom Italia Mobile SpA++..........      2,454
                                                    --------
                                                       4,248
                                                    --------
            JAPAN -- 22.3%
  120,000   Daiwa Securities Group Inc. .........      2,258
       50   DDI Corporation......................        409
   20,000   Fujitsu Ltd. ........................        614
   25,000   Ito-Yokado Company Ltd. .............      1,789
  150,000   Kao Corporation......................      4,592
  225,000   Matsushita Electric Industrial
              Company, Ltd. .....................      6,735
   11,000   Murata Manufacturing Company,
              Ltd. ..............................      2,676
      286   Nippon Telegraph & Telephone
              Company............................      4,545
  250,000   Sharp Corporation....................      5,351
                                                    --------
                                                      28,969
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            MEXICO -- 1.4%
   75,000   Walmart de Mexico SA de CV, ADR++....   $  1,875
                                                    --------
            NETHERLANDS -- 2.5%
   25,000   Getronics NV++.......................      1,911
   30,000   United Pan-Europe Communications
              NV++...............................      1,402
                                                    --------
                                                       3,313
                                                    --------
            PORTUGAL -- 2.0%
  200,000   Portugal Telecom SA (REGD)...........      2,565
                                                    --------
            SINGAPORE -- 1.5%
  150,000   DBS Group Holding Ltd. ..............      1,982
                                                    --------
            SOUTH AFRICA -- 1.2%
1,200,000   Sanlam...............................      1,524
                                                    --------
            SPAIN -- 3.0%
   90,000   Gas Natural++........................      1,756
  100,000   Repsol SA............................      2,193
                                                    --------
                                                       3,949
                                                    --------
            SWEDEN -- 6.8%
   60,000   Atlas Copco AB, Series "A"...........      1,458
   42,000   Atlas Copco AB, Series "B"...........        977
   45,000   Ericsson (L.M.) Telephone Company,
              Series B++.........................      3,953
   40,000   SBS Broadcasting SA++................      2,460
                                                    --------
                                                       8,848
                                                    --------
            SWITZERLAND -- 4.8%
      250   Kudelski SA++........................      3,120
    1,000   Nestle SA (REGD).....................      1,792
    1,000   Novartis AG (REGD)...................      1,368
                                                    --------
                                                       6,280
                                                    --------
            UNITED KINGDOM -- 19.2%
  160,000   Amvescap plc.........................      2,176
  600,000   Azlan Group Ord.++...................      1,311
  250,000   Bank of Scotland Ord. ...............      2,831
  250,000   Granada Group plc....................      2,682
   40,000   Logica...............................      1,353
  600,000   Securicor Ord.++.....................      1,211
  250,000   Shell Transport and Trading Company
              Ord. ..............................      2,074
  245,000   Smithkline Beecham plc...............      3,236
  200,000   Thus plc++...........................      1,523
  684,469   Vodafone AirTouch plc................      3,805
  150,000   WPP Group plc........................      2,637
                                                    --------
                                                      24,839
                                                    --------
            TOTAL COMMON STOCKS
              (Cost $74,975).....................    119,569
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

SHARES                                              VALUE
(000)                                               (000)
-----------------------------------------------------------
         INVESTMENT COMPANIES -- 12.3%
           (Cost $15,979)
15,979   Nations Cash Reserves#.................   $ 15,979
                                                   --------
         TOTAL INVESTMENTS
           (Cost $90,954*)...............  104.1%   135,548
                                                   --------
         OTHER ASSETS AND LIABILITIES
           (NET).........................   (4.1)%
         Cash...................................   $    335
         Receivable for investment
           securities sold......................      6,685
         Receivable for Fund shares sold........     11,618
         Dividends receivable...................        297
         Interest receivable....................          7
         Collateral on securities loaned........    (15,979)
         Payable for Fund shares redeemed.......     (1,230)
         Investment advisory fee payable........       (104)
         Administration fee payable.............        (28)
         Shareholder servicing and
           distribution fees payable............         (9)
         Payable for investment securities
           purchased............................     (6,864)
         Accrued Trustees'/Directors'
           fees and expenses....................        (16)
         Accrued expenses and other
           liabilities..........................        (54)
                                                   --------
         TOTAL OTHER ASSETS AND LIABILITIES
           (NET)................................     (5,342)
                                                   --------
         NET ASSETS......................  100.0%  $130,206
                                                   ========
         NET ASSETS CONSIST OF:
         Net investment loss....................   $   (256)
         Accumulated net realized gain on
           investments sold, foreign
           currencies and net other assets......     16,367
         Net unrealized appreciation of
           investments, foreign currencies
           and net other assets.................     44,571
         Paid-in capital........................     69,524
                                                   --------
         NET ASSETS.............................   $130,206
                                                   ========

                                                    VALUE
-----------------------------------------------------------
-----------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and
           redemption price per share
           ($96,459,769 / 6,786,026 shares
           outstanding).........................     $14.21
                                                     ======
         INVESTOR A SHARES:
         Net asset value and redemption price
           per share ($31,710,025 / 2,284,872
           shares outstanding)..................     $13.88
                                                     ======
         Maximum sales charge...................      5.75%
         Maximum offering price per share.......     $14.73
         INVESTOR B SHARES:
         Net asset value and offering price per
           share+ ($1,493,168 / 111,280 shares
           outstanding).........................     $13.42
                                                     ======
         INVESTOR C SHARES:
         Net asset value and offering price per
           share+ ($542,517 / 38,970 shares
           outstanding).........................     $13.92
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $44,594 on investment securities was comprised of gross appreciation of $45,918 and gross depreciation of $1,324 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $90,954.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. Represents cash collateral received from securities lending activity (Note
   7).

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

At March 31, 2000, sector diversification was as follows (unaudited):

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications..........................................         20.1%          $       26,129
Electronics.................................................          8.0                   10,382
Banking.....................................................          7.7                   10,090
Media.......................................................          5.6                    7,355
Electrical equipment........................................          5.2                    6,735
Oil and gas.................................................          5.0                    6,450
Drugs.......................................................          4.7                    6,129
Cosmetics and toiletries....................................          4.5                    5,884
Insurance...................................................          3.6                    4,658
Financial services..........................................          3.4                    4,434
Diversified.................................................          3.0                    3,893
Retail -- Food..............................................          2.9                    3,711
Electrical components.......................................          2.1                    2,676
Advertising and marketing services..........................          2.0                    2,637
Machinery and engineering...................................          1.9                    2,435
Computer software...........................................          1.7                    2,243
Retail -- General...........................................          1.4                    1,875
Chemicals -- Basic..........................................          1.4                    1,843
Construction................................................          1.4                    1,794
Food producers..............................................          1.4                    1,792
Other.......................................................          4.8                    6,424
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         91.8                  119,569
INVESTMENT COMPANIES........................................         12.3                   15,979
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        104.1                  135,548
OTHER ASSETS AND LIABILITIES (NET)..........................         (4.1)                  (5,342)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $      130,206
                                                                ==========          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
             COMMON STOCKS -- 95.8%
             ARGENTINA -- 2.1%
    23,934   Banco de Galicia, ADR...............   $    485
    48,525   PC Holdings SA, ADR++...............        831
                                                    --------
                                                       1,316
                                                    --------
             BRAZIL -- 13.5%
96,415,518   Banco Bradesco Preferred............        798
   840,000   Brahma Cia Cervejaria Pref NPV......        674
    17,800   Cemig CIA Energ, ADR................        310
    20,400   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR..........        729
    24,400   Companhia Vale do Rio Doce, ADR.....        650
    42,000   Embratel Participacoes SA, ADR......      1,076
 1,335,000   Petrol Brasileiros Preferred NPV....        363
    16,300   Petrol Brasileiros, ADR.............        444
    12,600   Tele Centro Sul Participacoes SA,
               ADR...............................      1,021
    36,600   Tele Norte Leste Participacoes SA,
               ADR...............................        974
    27,200   Telecomunicacoes de Sao Paulo SA,
               ADR...............................        808
    11,000   Telesp Celular Participacoes SA,
               ADR...............................        624
                                                    --------
                                                       8,471
                                                    --------
             CHILE -- 0.5%
     6,371   Enersis SA, ADR.....................        129
     8,900   Telecom De Chile, ADR...............        202
                                                    --------
                                                         331
                                                    --------
             GREECE -- 4.7%
    11,000   Alpha Credit Bank...................        741
     6,000   EFG Eurobank........................        198
    18,523   Hellenic Telecommunications
               Organization SA (OTE).............        527
    30,000   National Bank of Greece SA, ADR++...        411
    38,000   STET Hellas Telecommunications SA,
               ADR++.............................      1,093
                                                    --------
                                                       2,970
                                                    --------
             HONG KONG -- 7.5%
     9,500   AsiaInfo Holdings, Inc.++...........        575
   165,000   China Telecom (HK) Ltd.++...........      1,446
    76,000   Hutchison Whampoa...................      1,371
   560,000   Pacific Century CyberWorks Ltd.++...      1,309
                                                    --------
                                                       4,701
                                                    --------
             HUNGARY -- 2.0%
    14,900   Matav, ADR..........................        665
     9,000   Richter Geoeon, GDR.................        592
                                                    --------
                                                       1,257
                                                    --------
             INDIA -- 5.3%
    12,000   ICICI Bank Ltd., ADR++..............        176
    23,000   Icici Ltd., ADR++...................        518
    55,000   Reliance Industries Ltd., GDR.......      1,233
    26,100   Satyam Infoway Limited, ADR.........      1,399
                                                    --------
                                                       3,326
                                                    --------

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
             ISRAEL -- 4.5%
    19,000   ECI Telecom Ltd. ...................   $    596
     7,000   Orbotech++..........................        595
    14,500   Orckit Communications, ADR++........        971
    18,000   Teva Pharmaceutical Industries Ltd.,
               ADR...............................        671
                                                    --------
                                                       2,833
                                                    --------
             MALAYSIA -- 4.6%
   211,600   Ammb Holdings Berhad................        791
    93,000   Commerce Asset-Holding Berhad.......        267
   110,000   Globetronics Technology Berhad......        454
   190,000   Mesiniaga Berhad++..................        795
   150,000   Telekom Malaysia Berhad.............        616
                                                    --------
                                                       2,923
                                                    --------
             MEXICO -- 11.0%
   365,200   Carso Global Telecom, ADR...........      2,465
    38,500   Consorcio Ara, ADR++(+).............        564
    76,800   Grupo Carso SA de CV++..............        576
    25,000   Grupo Elektra, SA de CV, GDR++......        319
    29,000   Grupo IMSA SA de CV, ADR............        372
   200,000   Grupo Industrial Bimbo++............        336
   240,000   Grupo Modelo........................        520
     8,700   Grupo Televisa, GDR++...............        592
    48,000   Walmart de Mexico SA de CV, ADR++...      1,200
                                                    --------
                                                       6,944
                                                    --------
             POLAND -- 3.2%
    29,500   Agora SA, GDR++.....................        826
    41,883   Elektrim++..........................        609
    64,000   Telekomunikacja, GDR++..............        586
                                                    --------
                                                       2,021
                                                    --------
             RUSSIA -- 1.4%
    68,000   Tatneft, ADR........................        893
                                                    --------
             SOUTH AFRICA -- 5.5%
    29,000   Anglo American Platinum
               Corporation.......................        771
    25,500   De Beers Centenary Link Units.......        596
   122,000   Dimension Data Holdings Limited.....      1,122
    21,000   Nedcor Limited......................        427
   434,000   Sanlam..............................        551
                                                    --------
                                                       3,467
                                                    --------
             SOUTH KOREA -- 16.0%
    42,000   Hyundai Electronics Industries
               Company++.........................        935
    92,000   Hyundai Motor Company Ltd., GDR++...        538
    14,200   Korea Telecom Corporation, ADR......        621
     6,500   Korea Telecom Free..................        517
    53,000   LG Electronics Company..............      1,544
    10,500   Samsung Electronics.................      3,183
    36,100   Shinhan Bank, GDR++.................        769
    50,060   SK Telecom Company, ADR.............      1,951
                                                    --------
                                                      10,058
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
             TAIWAN -- 8.9%
    51,000   Acer Inc., GDR++....................   $    705
    16,000   Acer Peripherals Inc., GDR++........        797
    34,000   Advanced Semiconductor, GDR++.......        725
    50,000   Asustek Computer Inc., GDR..........        913
        36   Asustek Computer, GDR++(+)..........          1
    48,953   Siliconware Precision Company,
               GDR++.............................        667
    31,244   Taiwan Semiconductor SP, ADR........      1,781
                                                    --------
                                                       5,589
                                                    --------
             THAILAND -- 1.6%
    39,000   Advanced Info Services (FGN)++......        588
 1,242,000   National Finance Public Company
               (FGN)++...........................        305
   109,000   Siam Commercial Bank Public Company
               Limited++.........................         93
                                                    --------
                                                         986
                                                    --------
             TURKEY -- 3.5%
26,000,000   Haci Omer Sabanci Holding AS........        475
32,760,000   Haci Omer Sabanci Holdings new
               AS++..............................        584
42,000,000   Yapi Kredi Bankasi..................      1,123
                                                    --------
                                                       2,182
                                                    --------
             TOTAL COMMON STOCKS
               (Cost $43,632)....................     60,268
                                                    --------
             RIGHTS -- 1.0%
             (Cost $243)
             TURKEY -- 1.0%
26,000,000   Haci Omer Sabanci Holding AS
               Expire 04/12/00...................        618
                                                    --------
             WARRANTS -- 0.0%+
             BRAZIL -- 0.0%+
    59,969   Brahma Cia Cervejaria
               Expire 04/30/03++.................          9
     4,990   Brahma Cia Cervejaria
               Expire 04/30/03++.................          0++
                                                    --------
                                                           9
                                                    --------
             TOTAL WARRANTS
               (Cost $3).........................          9
                                                    --------
  SHARES                                             VALUE
  (000)                                              (000)
------------------------------------------------------------
             INVESTMENT COMPANIES -- 20.8%
    12,248   Nations Cash Reserves#..............   $ 12,248
        54   Taiwan Index Fund...................        830
                                                    --------
             TOTAL INVESTMENT COMPANIES
               (Cost $12,755)....................     13,078
                                                    --------
             TOTAL INVESTMENTS
               (Cost $56,633*)............  117.6%    73,973
                                                    --------
             OTHER ASSETS AND LIABILITIES
               (NET)......................  (17.6)%
             Cash................................   $  1,143
             Receivable for Fund shares sold.....        737
             Dividends receivable................        146
             Unamortized organization costs......          8
             Collateral on securities loaned.....    (12,248)
             Payable for Fund shares redeemed....       (386)
             Investment advisory fee payable.....        (18)
             Administration fee payable..........        (12)
             Shareholder servicing and
               distribution fees payable.........         (4)
             Payable for investment
               securities purchased..............       (386)
             Accrued Trustees'/Directors'
               fees and expenses.................        (13)
             Accrued expenses and other
               liabilities.......................        (31)
                                                    --------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).................    (11,064)
                                                    --------
             NET ASSETS...................  100.0%  $ 62,909
                                                    ========
             NET ASSETS CONSIST OF:
             Distributions in excess of net
               investment loss...................   $   (240)
             Accumulated net realized loss
               on investments sold, foreign
               currencies and net other
               assets............................    (17,740)
             Net unrealized appreciation
               of investments, foreign
               currencies and net other assets...     17,340
             Paid-in capital.....................     63,549
                                                    --------
             NET ASSETS..........................   $ 62,909
                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                     VALUE
------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and
               redemption price per share
               ($56,233,667 / 3,567,387 shares
               outstanding)......................     $15.76
                                                      ======
             INVESTOR A SHARES:
             Net asset value and redemption price
               per share ($3,087,100 / 197,289
               shares outstanding)...............     $15.65
                                                      ======
             Maximum sales charge................      5.75%
             Maximum offering price per share....     $16.60
             INVESTOR B SHARES:
             Net asset value and offering price
               per share+ ($3,468,648 / 226,397
               shares outstanding)...............     $15.32
                                                      ======
             INVESTOR C SHARES:
             Net asset value and offering price
               per share+ ($119,927 / 7,835
               shares outstanding)...............     $15.31
                                                      ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $16,598 on investment securities was comprised of gross appreciation of $18,614 and gross depreciation of $2,016 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $57,375.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. Represents cash collateral received from securities lending activity (Note
   7).

ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

At March 31, 2000, sector diversification was as follows (unaudited):

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications..........................................         21.2%          $       13,315
Banking.....................................................         11.8                    7,401
Holding companies -- Diversified............................          9.1                    5,721
Electrical components.......................................          7.2                    4,537
Electronics.................................................          6.0                    3,778
Semiconductors..............................................          4.0                    2,506
Retail -- General...........................................          3.6                    2,248
Electrical equipment........................................          3.4                    2,153
Manufacturing...............................................          3.2                    2,030
Metals and mining...........................................          3.2                    2,017
Internet....................................................          3.1                    1,974
Exploration and drilling....................................          2.3                    1,477
Oil and gas.................................................          2.6                    1,638
Financial services..........................................          2.1                    1,298
Drugs.......................................................          2.0                    1,263
Beverages...................................................          1.9                    1,194
Media.......................................................          1.3                      826
Computer services...........................................          1.3                      795
Computer related............................................          1.1                      705
Broadcasting................................................          0.9                      592
Other.......................................................          4.5                    2,800
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         95.8                   60,268
RIGHTS......................................................          1.0                      618
WARRANTS....................................................          0.0                        9
INVESTMENT COMPANIES........................................         20.8                   13,078
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        117.6                   73,973
OTHER ASSETS AND LIABILITIES (NET)..........................        (17.6)                 (11,064)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $       62,909
                                                                ==========          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2000

                                                              INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                                 VALUE(A)          EQUITY(A)            GROWTH
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $229,
  $1,140, $268 and $43, respectively).....................    $        4,715#    $       10,260#    $        1,953
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $718, $311, $0 and $0
  respectively)+..........................................             7,440              3,476                 --
Interest..................................................               667#               355#               457
Interest allocated from Portfolio+........................             1,506                778                 --
Securities lending income.................................                --                 --                 61
Expenses allocated from Portfolio+........................            (2,470)            (3,760)                --
                                                              --------------     --------------     --------------
    Total investment income...............................            11,858             11,109              2,471
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee...................................             1,303#             3,366#             1,459
Administration fee........................................               769              1,492                368
Transfer agent fees.......................................               224                294                 74
Custodian fees............................................                22#               261#                78
Legal and audit fees......................................               189                 87                159
Registration and filing fees..............................               220                 65                 31
Directors' fees and expenses..............................                19                 19                 19
Amortization of organization costs........................                --                 --                 --
Interest expense..........................................                --                 --                 25
Printing..................................................                87                 97                 42
Other.....................................................               105                 36                288
                                                              --------------     --------------     --------------
    Subtotal..............................................             2,938              5,717              2,543
Shareholder servicing and distribution fees:
  Investor A Shares.......................................               200                 74                 71
  Investor B Shares.......................................               201                295                 13
  Investor C Shares.......................................                50                 10                  4
                                                              --------------     --------------     --------------
    Total expenses........................................             3,389              6,096              2,631
Fees waived by investment advisor and/or administrator....              (142)              (215)               (30)
Fees reduced by credits allowed by the custodian..........                (6)                --                 --
                                                              --------------     --------------     --------------
    Net expenses..........................................             3,241              5,881              2,601
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)..............................             8,617              5,228               (130)
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................................             9,694#            99,733#            65,606
  Security transactions allocated from Portfolio+.........            63,695             91,305                 --
  Futures contracts.......................................                --                 --               (187)
  Foreign currencies and net other assets.................                (9)#              (37)#             (238)
  Foreign currencies and net other assets allocated from
    Portfolio+............................................               112             (1,129)                --
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments...................            73,492            189,872             65,181
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 9).....................................              (986)#          (20,551)#          (22,928)
  Securities allocated from Portfolio+....................            38,439            104,091                 --
  Foreign currencies and net other assets.................                 7#               (62)#              (10)
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments.............................................            37,460             83,478            (22,938)
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments....           110,952            273,350             42,243
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................    $      119,569     $      278,578     $       42,113
                                                              ==============     ==============     ==============

                                                               EMERGING
                                                               MARKETS
                                                              -----------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $229,
  $1,140, $268 and $43, respectively).....................  $          420
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $718, $311, $0 and $0
  respectively)+..........................................              --
Interest..................................................              51
Interest allocated from Portfolio+........................              --
Securities lending income.................................              75
Expenses allocated from Portfolio+........................              --
                                                            --------------
    Total investment income...............................             546
                                                            --------------
EXPENSES:
Investment advisory fee...................................             356
Administration fee........................................              74
Transfer agent fees.......................................              11
Custodian fees............................................              51
Legal and audit fees......................................             199
Registration and filing fees..............................              98
Directors' fees and expenses..............................              19
Amortization of organization costs........................              28
Interest expense..........................................               5
Printing..................................................              53
Other.....................................................              --
                                                            --------------
    Subtotal..............................................             894
Shareholder servicing and distribution fees:
  Investor A Shares.......................................               4
  Investor B Shares.......................................              23
  Investor C Shares.......................................               1
                                                            --------------
    Total expenses........................................             922
Fees waived by investment advisor and/or administrator....            (223)
Fees reduced by credits allowed by the custodian..........              --
                                                            --------------
    Net expenses..........................................             699
                                                            --------------
NET INVESTMENT INCOME/(LOSS)..............................            (153)
                                                            --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................................           3,892
  Security transactions allocated from Portfolio+.........              --
  Futures contracts.......................................              --
  Foreign currencies and net other assets.................             (18)
  Foreign currencies and net other assets allocated from
    Portfolio+............................................              --
                                                            --------------
Net realized gain/(loss) on investments...................           3,874
                                                            --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 9).....................................          18,773
  Securities allocated from Portfolio+....................              --
  Foreign currencies and net other assets.................               3
                                                            --------------
Net change in unrealized appreciation/(depreciation) of
  investments.............................................          18,776
                                                            --------------
Net realized and unrealized gain/(loss) on investments....          22,650
                                                            --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................  $       22,497
                                                            ==============

---------------

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.
 # Amount represents results from operations prior to conversion to master-feeder structure.
(a) As of October 18, 1999 and October 8, 1999, respectively, International Value Fund and International Equity Fund each converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                INTERNATIONAL VALUE
                                                                  -----------------------------------------------
                                                                  YEAR ENDED        PERIOD ENDED      PERIOD ENDED
                                                                  3/31/00(b)          3/31/99          5/15/98(a)
                                                                  -----------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        8,617     $        1,550    $          664
Net realized gain/(loss) investments........................             9,685#             8,446             5,449
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................            63,807                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              (979)#           (4,375)            5,638
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................            38,439                 --                --
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           119,569              5,621            11,751
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (6,376)            (1,714)               --
  Primary B Shares..........................................                --                 --*               --
  Investor A Shares.........................................            (1,624)               (78)               --
  Investor B Shares.........................................              (268)               (30)               --
  Investor C Shares.........................................               (77)                (1)               --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (8,649)           (11,258)           (1,210)
  Primary B Shares..........................................                --                 --*               --
  Investor A Shares.........................................            (2,023)              (526)              (96)
  Investor B Shares.........................................              (477)              (127)               --
  Investor C Shares.........................................              (138)                (8)               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           599,041             36,565            55,558
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets.......................           698,978             28,444            66,003
NET ASSETS:
Beginning of period.........................................           152,984            124,540            58,537
                                                                --------------     --------------    --------------
End of period...............................................    $      851,962     $      152,984    $      124,540
                                                                ==============     ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $           --     $          286    $          565
                                                                ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a) Represents financial information for the period December 1, 1997 to May 15, 1998 for the Emerald International Equity Fund, which was reorganized into International Value on May 22, 1998.

(b) As of October 18, 1999 and October 8, 1999, respectively, International Value Fund and International Equity Fund each converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

       INTERNATIONAL EQUITY                INTERNATIONAL GROWTH                EMERGING MARKETS
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      3/31/00(b)        3/31/99          3/31/00          3/31/99          3/31/00          3/31/99
-------------------------------------------------------------------------------------------------------
    $        5,228   $        6,229   $         (130)  $          596   $         (153)  $          552
            99,696#         122,340           65,181           81,289            3,874          (13,222)
            90,176               --               --               --               --               --
           (20,613)#       (103,624)         (22,938)         (65,405)          18,776           (7,110)
           104,091               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
           278,578           24,945           42,113           16,480           22,497          (19,780)
            (3,424)          (6,815)            (305)              --              (11)            (438)
                --               --*              --               --               --               --*
               (85)             (97)             (25)              --               --               (3)
               (52)            (196)              --               --               --               (5)
                (5)              (6)              --               --               --               (1)
          (112,315)         (57,696)         (36,499)         (65,781)              --               --
                --               --*              --               --*              --               --
            (4,362)            (968)          (7,144)          (6,209)              --               --
            (4,558)          (2,238)            (337)            (181)              --               --
              (143)             (69)            (109)            (118)              --               --
             3,532         (105,006)         (74,094)        (164,008)          16,119          (31,495)
    --------------   --------------   --------------   --------------   --------------   --------------
           157,166         (148,146)         (76,400)        (219,817)          38,605          (51,722)
           785,736          933,882          206,606          426,423           24,304           76,026
    --------------   --------------   --------------   --------------   --------------   --------------
    $      942,902   $      785,736   $      130,206   $      206,606   $       62,909   $       24,304
    ==============   ==============   ==============   ==============   ==============   ==============
    $       (4,213)  $         (847)  $         (256)  $       (1,515)  $         (240)  $          (57)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                         INTERNATIONAL VALUE
                                                    YEAR ENDED               PERIOD ENDED            PERIOD ENDED
                                                  MARCH 31, 2000            MARCH 31, 1999          MAY 15, 1998(a)
                                               --------------------      --------------------      -----------------
                                               SHARES      DOLLARS       SHARES      DOLLARS       SHARES    DOLLARS
                                               ---------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold.......................................   25,792    $ 444,906       4,332     $ 80,384       4,183     $64,837
  Issued as reinvestment of dividends........      541        9,269         292        4,000          34         451
  Redeemed...................................   (4,223)     (71,784)     (2,449)     (52,728)       (650)     (9,773)
                                               -------    ---------      ------     --------       -----     -------
  Net increase/(decrease)....................   22,110    $ 382,391       2,175     $ 31,656       3,567     $55,515
                                               =======    =========      ======     ========       =====     =======
INVESTOR A SHARES:
  Sold.......................................   29,999    $ 523,613         260     $  5,477         110     $ 1,552
  Issued as reinvestment of dividends........      196        3,460          23          313           7          98
  Redeemed...................................  (20,662)    (365,045)       (202)      (5,154)       (110)     (1,607)
                                               -------    ---------      ------     --------       -----     -------
  Net increase/(decrease)....................    9,533    $ 162,028          81     $    636           7     $    43
                                               =======    =========      ======     ========       =====     =======
INVESTOR B SHARES:+
  Sold.......................................    2,544    $  44,056         306     $  4,222          --     $    --
  Issued as reinvestment of dividends........       40          704          11          147          --          --
  Redeemed...................................     (147)      (2,533)        (19)        (263)         --          --
                                               -------    ---------      ------     --------       -----     -------
  Net increase/(decrease)....................    2,437    $  42,227         298     $  4,106          --     $    --
                                               =======    =========      ======     ========       =====     =======
INVESTOR C SHARES:+
  Sold.......................................      745    $  12,799          16     $    200          --     $    --
  Issued as reinvestment of dividends........       11          182          --*           9          --          --
  Redeemed...................................      (33)        (586)         (3)         (42)         --          --
                                               -------    ---------      ------     --------       -----     -------
  Net increase/(decrease)....................      723    $  12,395          13     $    167          --     $    --
                                               =======    =========      ======     ========       =====     =======
  Total net increase/(decrease)..............   34,803    $ 599,041       2,567     $ 36,565       3,574     $55,558
                                               =======    =========      ======     ========       =====     =======

---------------

 * Amount represents less than 500 shares.

 + International Value Investor B and Investor C Shares commenced operations on
   May 28, 1998 and June 15, 1998, respectively.

(a) Represents financial information for the period December 1, 1997 to May 15, 1998 for the Emerald International Equity Fund, which reorganized into International Value on May 22, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           INTERNATIONAL EQUITY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   15,671    $ 202,540        9,397    $ 138,073
  Issued as reinvestment of dividends.......................    1,405       56,983        2,060       28,238
  Redeemed..................................................  (17,980)    (272,131)     (18,544)    (266,676)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (904)   $ (12,608)      (7,087)   $(100,365)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:+
  Sold......................................................       --*   $      --*          --*   $      --*
  Issued as reinvestment of dividends.......................       --*          --*          --           --
  Redeemed..................................................       --*          --*          (2)         (25)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       --    $      --           (2)   $     (25)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   53,789    $ 802,774        7,314    $  99,691
  Issued in exchange for A Shares of Pacific Horizon
    International Equity Fund (Note 9)......................    3,095       41,876           --           --
  Issued as reinvestment of dividends.......................       44        2,789           70          948
  Redeemed..................................................  (55,232)    (830,083)      (7,387)    (101,232)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,696    $  17,356           (3)   $    (593)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      311    $   1,322           93    $   1,339
  Issued in exchange for B Shares of Pacific Horizon
    International Equity Fund (Note 9)......................       29          389           --           --
  Issued as reinvestment of dividends.......................      112        4,442          176        2,358
  Redeemed..................................................     (511)      (7,354)        (556)      (7,666)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (59)   $  (1,201)        (287)   $  (3,969)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       53    $     616           33    $     460
  Issued in exchange for K Shares of Pacific Horizon
    International Equity Fund (Note 9)......................       62          808           --           --
  Issued as reinvestment of dividends.......................        3          193            6           75
  Redeemed..................................................     (116)      (1,632)         (43)        (589)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................        2    $     (15)          (4)   $     (54)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................      735    $   3,532       (7,383)   $(105,006)
                                                              =======    =========      =======    =========

---------------

*  Amount represents less than 500 shares and $500.

+ There were no longer any public shareholders of International Equity Primary B
  Shares as of April 22, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           INTERNATIONAL GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,604    $  37,383        1,721    $  29,566
  Issued as reinvestment of dividends.......................    1,926       24,654        2,297       35,769
  Redeemed..................................................   (9,481)    (141,967)     (12,933)    (233,351)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (4,951)   $ (79,930)      (8,915)   $(168,016)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   35,716    $ 514,268        2,106    $  34,591
  Issued as reinvestment of dividends.......................      416        5,186          276        4,107
  Redeemed..................................................  (35,346)    (514,351)      (2,150)     (35,380)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      786    $   5,103          232    $   3,318
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       69    $     973           38    $     635
  Issued as reinvestment of dividends.......................       28          336           12          178
  Redeemed..................................................      (49)        (684)         (13)        (207)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       48    $     625           37    $     606
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       26    $     367            3    $      36
  Issued as reinvestment of dividends.......................        8          103            7          109
  Redeemed..................................................      (25)        (362)          (4)         (61)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................        9    $     108            6    $      84
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (4,108)   $ (74,094)      (8,640)   $(164,008)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           EMERGING MARKETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2000          MARCH 31, 1999
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,968    $ 26,549         363    $  3,133
  Issued in exchange for assets of Primary A Shares of
    Nations Pacific Growth Fund (Note 9)....................      --          --       1,016       8,277
  Issued as reinvestment of dividends.......................      --*         --*         18         155
  Redeemed..................................................  (1,065)    (11,604)     (5,693)    (44,018)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     903    $ 14,945      (4,296)   $(32,453)
                                                              ======    ========      ======    ========
PRIMARY B SHARES:+
  Sold......................................................      --    $     --          --*   $     --*
  Issued as reinvestment of dividends.......................      --          --          --*         --*
  Redeemed..................................................      --          --          (4)        (23)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --          (4)   $    (23)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,238    $ 15,527          20    $    165
  Issued in exchange for assets of Investor A Shares of
    Nations Pacific Growth Fund (Note 9)....................      --          --          78         632
  Issued as reinvestment of dividends.......................      --          --          --*          3
  Redeemed..................................................  (1,158)    (14,764)        (42)       (346)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      80    $    763          56    $    454
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      66    $    878          15    $    142
  Issued in exchange for assets of Investor B Shares of
    Nations Pacific Growth Fund (Note 9)....................      --          --         113         906
  Issued as reinvestment of dividends.......................      --          --          --*          5
  Redeemed..................................................     (37)       (429)        (49)       (411)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      29    $    449          79    $    642
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       6    $     83           8    $     72
  Issued in exchange for assets of Investor C Shares of
    Nations Pacific Growth Fund (Note 9)....................      --          --           2          14
  Issued as reinvestment of dividends.......................      --          --          --*          1
  Redeemed..................................................      (9)       (121)        (27)       (202)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (3)   $    (38)        (17)   $   (115)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   1,009    $ 16,119      (4,182)   $(31,495)
                                                              ======    ========      ======    ========

---------------

*  Amount represents less than 500 shares and $500.

+ There were no longer any public shareholders of Emerging Markets Primary B
  Shares as of January 24, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2000#.....   $14.45         $0.37           $4.73             $5.10          $(0.28)            --
Period ended 3/31/1999#...    15.53          0.16            0.28              0.44           (0.18)            --
Period ended 5/15/1998....    13.17          0.09            2.56              2.65              --             --
Year ended 11/30/1997.....    11.29          0.09            1.91              2.00           (0.09)        $(0.01)
Period ended
  11/30/1996**............    10.00          0.06            1.29              1.35           (0.06)            --
INVESTOR A SHARES*
Year ended 3/31/2000#.....   $14.43         $0.36           $4.72             $5.08          $(0.25)            --
Period ended 3/31/1999#...    15.44          0.14            0.36              0.50           (0.17)            --
Period ended 5/15/1998....    13.13          0.08            2.52              2.60              --             --
Year ended 11/30/1997.....    11.29          0.01            1.91              1.92           (0.01)        $(0.05)
Period ended
  11/30/1996**............    10.00          0.04            1.31              1.35           (0.04)            --
INVESTOR B SHARES
Year ended 3/31/2000#.....   $14.40         $0.22           $4.66             $4.88          $(0.15)            --
Period ended
  3/31/1999***#...........    14.33          0.06            0.76              0.82           (0.13)            --
INVESTOR C SHARES
Year ended 3/31/2000#.....   $14.41         $0.21           $4.69             $4.90          $(0.17)            --
Period ended
  3/31/1999***#...........    13.33          0.06            1.77              1.83           (0.13)            --


                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                            CAPITAL GAINS
                            -------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2000#.....     $(0.49)
Period ended 3/31/1999#...      (1.34)
Period ended 5/15/1998....      (0.29)
Year ended 11/30/1997.....      (0.02)
Period ended
  11/30/1996**............         --
INVESTOR A SHARES*
Year ended 3/31/2000#.....     $(0.49)
Period ended 3/31/1999#...      (1.34)
Period ended 5/15/1998....      (0.29)
Year ended 11/30/1997.....      (0.02)
Period ended
  11/30/1996**............      (0.02)
INVESTOR B SHARES
Year ended 3/31/2000#.....     $(0.49)
Period ended
  3/31/1999***#...........      (0.62)
INVESTOR C SHARES
Year ended 3/31/2000#.....     $(0.49)
Period ended
  3/31/1999***#...........      (0.62)

---------------

  * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional and Retail Shares, which were reorganized into the International Value Primary A and Investor A Shares, respectively, as of May 22, 1998.

 ** International Value Primary A and Investor A Shares commenced operations on
    December 27, 1995.

 *** International Value Investor B and Investor C Shares commenced operations on May 22, 1998 and June 15, 1998, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.77)         $18.78        36.03%     $600,589       1.24%(a)         2.11%           12%(b)         1.34%(a)
    (1.52)          14.45         1.48       142,546       1.30+            1.36+           44             1.39+
    (0.29)          15.53        20.54       119,412       1.25+            2.06+           88             1.26+
    (0.12)          13.17        17.75        54,277       1.21             0.89            29             1.21
    (0.06)          11.29        13.47        17,528       0.00+            0.00+           50             3.46+
   $(0.74)         $18.77        35.86%     $186,649       1.49%(a)         1.86%           12%(b)         1.59%(a)
    (1.51)          14.43         1.75         5,960       1.55+            1.11+           44             1.64+
    (0.29)          15.44        20.22         5,128       1.81+            1.21+           88             1.82+
    (0.08)          13.13        17.11         4,259       1.73             0.26            29             1.93
    (0.06)          11.29        13.54           115       0.00+            1.83+           50            57.40+
   $(0.64)         $18.64        34.51%     $ 50,999       2.24%(a)         1.11%           12%(b)         2.34%(a)
    (0.75)          14.40         1.25         4,296       2.30+            0.36+           44             2.39+
   $(0.66)         $18.65        34.64%     $ 13,725       2.24%(a)         1.11%           12%(b)         2.34%(a)
    (0.75)          14.41         3.98           182       2.30+            0.36+           44             2.39+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2000#.....   $14.12        $ 0.10           $ 4.91           $ 5.01          $(0.06)            --
Year ended 3/31/1999#.....    14.81          0.11             0.39             0.50           (0.12)            --
Year ended 3/31/1998#.....    13.13          0.11             1.95             2.06           (0.17)        $(0.05)
Year ended 3/31/1997#.....    13.50          0.08             0.11             0.19           (0.11)         (0.00)**
Period ended
  3/31/1996(a)#...........    11.75          0.07             1.80             1.87           (0.06)         (0.04)
Year ended 5/31/1995#.....    12.06          0.14            (0.20)           (0.06)          (0.03)            --
INVESTOR A SHARES
Year ended 3/31/2000#.....   $13.97        $ 0.06           $ 4.86           $ 4.92          $(0.05)            --
Year ended 3/31/1999#.....    14.67          0.08             0.40             0.48           (0.11)            --
Year ended 3/31/1998#.....    13.01          0.07             1.94             2.01           (0.15)        $(0.04)
Year ended 3/31/1997#.....    13.39          0.05             0.11             0.16           (0.09)         (0.00)**
Period ended
  3/31/1996(a)#...........    11.67          0.04             1.78             1.82           (0.04)         (0.04)
Year ended 5/31/1995#.....    12.00          0.11            (0.20)           (0.09)          (0.02)            --
INVESTOR B SHARES
Year ended 3/31/2000#.....   $13.75        $(0.05)          $ 4.72           $ 4.67          $(0.03)            --
Year ended 3/31/1999#.....    14.56         (0.03)            0.38             0.35           (0.09)            --
Year ended 3/31/1998#.....    12.83         (0.03)            1.92             1.89              --             --
Year ended 3/31/1997#.....    13.27         (0.05)            0.10             0.05           (0.04)        $(0.00)**
Period ended
  3/31/1996(a)#...........    11.56         (0.02)            1.78             1.76              --          (0.03)
Year ended 5/31/1995#.....    11.96          0.05            (0.22)           (0.17)          (0.01)            --
INVESTOR C SHARES
Year ended 3/31/2000#.....   $13.52        $(0.03)          $ 4.60           $ 4.57          $(0.04)            --
Year ended 3/31/1999#.....    14.34         (0.03)            0.37             0.34           (0.09)            --
Year ended 3/31/1998#.....    12.74         (0.01)            1.89             1.88           (0.10)        $(0.02)
Year ended 3/31/1997#.....    13.13          0.02             0.10             0.12           (0.06)         (0.00)**
Period ended
  3/31/1996(a)#...........    11.45         (0.03)            1.75             1.72              --          (0.02)
Year ended 5/31/1995#.....    11.86          0.02            (0.21)           (0.19)             --             --

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                            CAPITAL GAINS
                            -------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2000#.....     $(2.33)
Year ended 3/31/1999#.....      (1.07)
Year ended 3/31/1998#.....      (0.16)
Year ended 3/31/1997#.....      (0.42)
Period ended
  3/31/1996(a)#...........      (0.02)
Year ended 5/31/1995#.....      (0.12)
INVESTOR A SHARES
Year ended 3/31/2000#.....     $(2.33)
Year ended 3/31/1999#.....      (1.07)
Year ended 3/31/1998#.....      (0.16)
Year ended 3/31/1997#.....      (0.42)
Period ended
  3/31/1996(a)#...........      (0.02)
Year ended 5/31/1995#.....      (0.12)
INVESTOR B SHARES
Year ended 3/31/2000#.....     $(2.33)
Year ended 3/31/1999#.....      (1.07)
Year ended 3/31/1998#.....      (0.16)
Year ended 3/31/1997#.....      (0.42)
Period ended
  3/31/1996(a)#...........      (0.02)
Year ended 5/31/1995#.....      (0.12)
INVESTOR C SHARES
Year ended 3/31/2000#.....     $(2.33)
Year ended 3/31/1999#.....      (1.07)
Year ended 3/31/1998#.....      (0.16)
Year ended 3/31/1997#.....      (0.42)
Period ended
  3/31/1996(a)#...........      (0.02)
Year ended 5/31/1995#.....      (0.12)

---------------

 ** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

 (b) Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                         RATIO OF         RATIO OF                      RATIO OF
DISTRIBUTIONS       TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
IN EXCESS OF      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
NET REALIZED         AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
CAPITAL GAINS   DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
       --          $(2.39)         $16.74        39.85%     $866,731       1.14%            0.69%           129%(b)       1.18%
       --           (1.19)          14.12         3.68       743,861       1.13             0.79            146           1.13
       --           (0.38)          14.81        16.06       885,329       1.14             0.76             64           1.14
   $(0.03)          (0.56)          13.13         1.32       976,855       1.16             0.62             36           1.16
       --           (0.12)          13.50        16.01       849,731       1.17+            0.65+            26           1.18+
    (0.10)          (0.25)          11.75        (0.46)      572,940       1.03             1.17             92           1.04
       --          $(2.38)         $16.51        39.54%     $ 43,111       1.39%            0.44%           129%(b)       1.43%
       --           (1.18)          13.97         3.59        12,785       1.38             0.54            146           1.38
       --           (0.35)          14.67        15.77        13,477       1.39             0.51             64           1.39
   $(0.03)          (0.54)          13.01         1.08         9,443       1.41             0.37             36           1.41
       --           (0.10)          13.39        15.66         7,643       1.42+            0.40+            26           1.43+
    (0.10)          (0.24)          11.67        (0.69)        4,877       1.28             0.92             92           1.29
       --          $(2.36)         $16.06        38.14%     $ 32,073       2.14%           (0.31)%          129%(b)       2.18%
       --           (1.16)          13.75         2.65        28,266       2.13            (0.21)           146           2.13
       --           (0.16)          14.56        14.93        34,119       2.14            (0.24)            64           2.14
   $(0.03)          (0.49)          12.83         0.28        36,698       2.16            (0.38)            36           2.16
       --           (0.05)          13.27        15.25        40,426       1.99+           (0.17)+           26           2.00+
    (0.10)          (0.23)          11.56        (1.30)       31,372       1.78             0.42             92           1.79
       --          $(2.37)         $15.72        38.12%     $    987       2.14%           (0.31)%          129%(b)       2.18%
       --           (1.16)          13.52         2.63           824       2.13            (0.21)           146           2.13
       --           (0.28)          14.34        15.05           933       1.97            (0.07)            64           1.97
   $(0.03)          (0.51)          12.74         0.77           988       1.66             0.12             36           1.66
       --           (0.04)          13.13        15.09           652       2.09+           (0.27)+           26           2.10+
    (0.10)          (0.22)          11.45        (1.56)          495       2.03             0.17             92           2.04

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                              NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                              BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                              OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                              -----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH:
PRIMARY A SHARES*
Year ended 3/31/2000#.......   $15.53        $(0.02)          $2.97            $ 2.95          $(0.03)       $(4.24)
Year ended 3/31/1999#.......    19.42          0.05            0.87              0.92              --         (4.81)
Period ended 3/31/1998#.....    18.43          0.03            1.30              1.33              --         (0.34)
Period ended 5/16/1997......    17.05          0.05            1.84              1.89           (0.17)        (0.34)
Year ended 8/31/1996........    16.24          0.18            1.48              1.66           (0.46)        (0.39)
Year ended 8/31/1995#.......    16.34          0.13            0.17              0.30           (0.11)        (0.29)
INVESTOR A SHARES*
Year ended 3/31/2000#.......   $15.26        $(0.09)          $2.97            $ 2.88          $(0.02)       $(4.24)
Year ended 3/31/1999#.......    19.21          0.01            0.85              0.86              --         (4.81)
Period ended 3/31/1998#.....    18.27         (0.01)           1.29              1.28              --         (0.34)
Period ended 5/16/1997......    16.90         (0.05)           1.90              1.85           (0.14)        (0.34)
Year ended 8/31/1996........    16.14          0.04            1.57              1.61           (0.46)        (0.39)
Year ended 8/31/1995#.......    16.29          0.08            0.17              0.25           (0.11)        (0.29)
INVESTOR B SHARES*
Year ended 3/31/2000#.......   $15.01        $(0.20)          $2.85            $ 2.65              --        $(4.24)
Year ended 3/31/1999#.......    19.11         (0.12)           0.83              0.71              --         (4.81)
Period ended 3/31/1998#.....    18.32         (0.11)           1.24              1.13              --         (0.34)
Period ended 5/16/1997......    17.04         (0.05)           1.79              1.74          $(0.12)        (0.34)
Period ended 8/31/1996(a)...    17.54            --           (0.50)            (0.50)             --            --
INVESTOR C SHARES
Year ended 3/31/2000#.......   $15.43        $(0.19)          $2.92            $ 2.73              --        $(4.24)
Year ended 3/31/1999#.......    19.42         (0.12)           0.94              0.82              --         (4.81)
Period ended 3/31/1998**#...    18.49         (0.09)           1.36              1.27              --         (0.34)

                                  TOTAL
                                DIVIDENDS
                                   AND
                              DISTRIBUTIONS
                              -------------
INTERNATIONAL GROWTH:
PRIMARY A SHARES*
Year ended 3/31/2000#.......     $(4.27)
Year ended 3/31/1999#.......      (4.81)
Period ended 3/31/1998#.....      (0.34)
Period ended 5/16/1997......      (0.51)
Year ended 8/31/1996........      (0.85)
Year ended 8/31/1995#.......      (0.40)
INVESTOR A SHARES*
Year ended 3/31/2000#.......     $(4.26)
Year ended 3/31/1999#.......      (4.81)
Period ended 3/31/1998#.....      (0.34)
Period ended 5/16/1997......      (0.48)
Year ended 8/31/1996........      (0.85)
Year ended 8/31/1995#.......      (0.40)
INVESTOR B SHARES*
Year ended 3/31/2000#.......     $(4.24)
Year ended 3/31/1999#.......      (4.81)
Period ended 3/31/1998#.....      (0.34)
Period ended 5/16/1997......      (0.46)
Period ended 8/31/1996(a)...         --
INVESTOR C SHARES
Year ended 3/31/2000#.......     $(4.24)
Year ended 3/31/1999#.......      (4.81)
Period ended 3/31/1998**#...      (0.34)

---------------

 * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund Pilot, Class A and Class B Shares, which were reorganized into the International Growth Primary A, Investor A and Investor B Shares, respectively, as of May 23, 1997.

 ** International Growth Investor C Shares commenced operations on September 19,
    1997.

 + Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a) Shares were initially issued on July 1, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                          RATIO OF                                      ---------------
                                         RATIO OF      NET OPERATING         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING      EXPENSES TO       NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO     AVERAGE NET      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET   ASSETS INCLUDING     AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS      INTEREST EXPENSE        ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   $14.21        22.22%     $ 96,460       1.40%            1.41%             (0.13)%          29%           1.43%
    15.53         6.16       182,316       1.12             1.14               0.24            21            1.21
    19.42         7.39       401,105       1.15+              --               0.21+           11            1.17+
    18.43        11.28       701,033       1.18+              --               0.47+           34            1.18+
    17.05        10.64       579,019       1.08               --               0.69            22            1.08
    16.24         2.08       363,212       1.18               --               0.82            36            1.18
   $13.88        22.18%     $ 31,710       1.65%            1.66%             (0.38)%          29%           1.68%
    15.26         5.89        22,874       1.37             1.39              (0.01)           21            1.46
    19.21         7.18        24,353       1.40+              --              (0.04)+          11            1.42+
    18.27        11.14        26,730       1.42+              --               0.29+           34            1.42+
    16.90        10.40        26,730       1.32               --               0.48            22            1.32
    16.14         1.77        27,625       1.42               --               0.50            36            1.42
   $13.42        20.66%     $  1,493       2.40%            2.41%             (1.13)%          29%           2.43%
    15.01         5.11           957       2.12             2.14              (0.76)           21            2.21
    19.11         6.34           500       2.15+              --              (0.79)+          11            2.17+
    18.32        10.37           560       2.18+              --              (0.61)+          34            2.18+
    17.04        (2.85)          184       2.06+              --              (0.32)+          22            2.06+
   $13.92        20.67%     $    543       2.40%            2.41%             (1.13)%          29%           2.43%
    15.43         5.56           459       2.12             2.14              (0.76)           21            2.21
    19.42         7.04           465       2.15+              --              (0.79)+          11            2.17+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2000#.....   $ 8.14        $(0.05)          $ 7.68           $ 7.63          $(0.01)            --
Year ended 3/31/1999#.....    10.60          0.14            (2.53)           (2.39)          (0.07)            --
Year ended 3/31/1998#.....    11.41          0.04            (0.76)           (0.72)          (0.09)            --
Year ended 3/31/1997#.....    10.34          0.01             1.21             1.22           (0.02)        $(0.07)
Period ended
  3/31/1996*#.............    10.00         (0.03)            0.37             0.34              --           0.00**
INVESTOR A SHARES
Year ended 3/31/2000#.....   $ 8.09        $(0.09)          $ 7.65           $ 7.56              --             --
Year ended 3/31/1999#.....    10.57          0.10            (2.52)           (2.42)         $(0.06)            --
Year ended 3/31/1998#.....    11.39          0.01            (0.75)           (0.74)          (0.08)            --
Year ended 3/31/1997#.....    10.32         (0.01)            1.21             1.20           (0.02)        $(0.05)
Period ended
  3/31/1996*#.............    10.00         (0.05)            0.37             0.32              --             --
INVESTOR B SHARES
Year ended 3/31/2000#.....   $ 7.99        $(0.16)          $ 7.49           $ 7.33              --             --
Year ended 3/31/1999#.....    10.49          0.05            (2.50)           (2.45)         $(0.05)            --
Year ended 3/31/1998#.....    11.31         (0.07)           (0.75)           (0.82)             --             --
Year ended 3/31/1997#.....    10.26         (0.09)            1.20             1.11              --             --
Period ended
  3/31/1996*#.............    10.00         (0.11)            0.37             0.26              --             --
INVESTOR C SHARES
Year ended 3/31/2000#.....   $ 7.98        $(0.14)          $ 7.47           $ 7.33              --             --
Year ended 3/31/1999#.....    10.47          0.05            (2.49)           (2.44)         $(0.05)            --
Year ended 3/31/1998#.....    11.34         (0.05)           (0.75)           (0.80)          (0.07)            --
Year ended 3/31/1997#.....    10.27         (0.04)            1.20             1.16           (0.01)        $(0.02)
Period ended
  3/31/1996*#.............    10.00         (0.10)            0.37             0.27              --             --

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                            CAPITAL GAINS
                            -------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....     $(0.06)
Period ended
  3/31/1996*#.............         --
INVESTOR A SHARES
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....     $(0.06)
Period ended
  3/31/1996*#.............         --
INVESTOR B SHARES
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....     $(0.06)
Period ended
  3/31/1996*#.............         --
INVESTOR C SHARES
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....     $(0.06)
Period ended
  3/31/1996*#.............         --

---------------

 * Emerging Markets Primary A, Investor A, Investor B and Investor C Shares commenced operations on June 30, 1995.

 ** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


                                                                          RATIO OF
                                                         RATIO OF      NET OPERATING         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING      EXPENSES TO       NET INVESTMENT
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     AVERAGE NET      INCOME/(LOSS) TO   PORTFOLIO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET   ASSETS INCLUDING     AVERAGE NET      TURNOVER
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS      INTEREST EXPENSE        ASSETS          RATE
-----------------------------------------------------------------------------------------------------------------------
   $(0.01)         $15.76         93.71%    $56,234        1.90%            1.91%             (0.40)%          61%
    (0.07)           8.14        (22.60)     21,689        1.78(b)            (a)              1.66            71
    (0.09)          10.60         (6.39)     73,797        1.57               --               0.36            63
    (0.15)          11.41         11.97      76,483        1.74               --               0.13            31
     0.00**         10.34          3.42      47,560        2.13+              --              (0.38)+          17
       --          $15.65         93.33%    $ 3,087        2.15%            2.16%             (0.65)%          61%
   $(0.06)           8.09        (22.90)        951        2.03(b)            (a)              1.41            71
    (0.08)          10.57         (6.60)        652        1.82               --               0.11            63
    (0.13)          11.39         11.74         894        1.99               --              (0.12)           31
       --           10.32          3.20         477        2.38+              --              (0.63)+          17
       --          $15.32         91.74%    $ 3,468        2.90%            2.91%             (1.40)%          61%
   $(0.05)           7.99        (23.42)      1,579        2.78(b)            (a)              0.66            71
       --           10.49         (7.25)      1,247        2.57               --              (0.64)           63
    (0.06)          11.31         10.88       1,499        2.74               --              (0.87)           31
       --           10.26          2.60       1,209        3.13+              --              (1.38)+          17
       --          $15.31         91.73%    $   120        2.90%            2.91%             (1.40)%          61%
   $(0.05)           7.98        (23.37)         86        2.78(b)            (a)              0.66            71
    (0.07)          10.47         (7.17)        293        2.40               --              (0.47)           63
    (0.09)          11.34         11.34         226        2.24               --              (0.37)           31
       --           10.27          2.70          23        3.02+              --              (1.27)+          17

    WITHOUT WAIVERS
    AND/OR EXPENSE
    REIMBURSEMENTS
    ---------------
       RATIO OF
       OPERATING
      EXPENSES TO
        AVERAGE
      NET ASSETS
    ---------------
         2.54%
         1.98(b)
         1.57
         1.74
         2.13+
         2.79%
         2.23(b)
         1.82
         1.99
         2.38+
         3.54%
         2.98(b)
         2.57
         2.74
         3.13+
         3.54%
         2.98(b)
         2.40
         2.24
         3.02+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund, Inc. (the "Company") and Nations Reserves ("Reserves") (formerly Nations Institutional Reserves) are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2000, the Company offered seven separate portfolios and Reserves offered sixteen portfolios. These financial statements pertain only to the international stock portfolios of the Company and Reserves: International Value Fund, International Equity Fund, International Growth Fund and Emerging Markets Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Company and Reserves are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

On October 18, 1999 and October 8, 1999, respectively, International Value Fund and International Equity Fund each converted to a master-feeder structure. International Value Fund and International Equity Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in International Value Master Portfolio and International Equity Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios have the same investment objective as that of its corresponding Feeder Fund. The value of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflects the Feeder Funds' proportionate beneficial interest in the net assets of the respective Master Portfolios (98.0% at March 31, 2000 for International Value Master Portfolio and 98.0% for International Equity Master Portfolio). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 act offered by the Nations Offshore Funds and managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded over-the-counter are valued at the last sale price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

The valuation of securities of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Foreign currency translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

NATIONS FUNDS

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. The Funds had no forward foreign currency contracts outstanding at March 31, 2000.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses recorded by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for foreign currency, dividend reclassifications, investments in passive foreign investment companies and each Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 2000 were as follows:

                                            INCREASE/
                                           (DECREASE)      INCREASE/
                             INCREASE/    UNDISTRIBUTED    (DECREASE)
                             (DECREASE)        NET        ACCUMULATED
                              PAID-IN      INVESTMENT     NET REALIZED
                              CAPITAL        INCOME       GAIN/(LOSS)
                               (000)          (000)          (000)
                             -----------------------------------------
International Value........   $15,380        $  (558)       $(14,822)
International Equity.......    61,432         (5,027)        (56,405)
International Growth.......    27,432          1,719         (29,151)
Emerging Markets...........         1            (19)             18

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

NATIONS FUNDS

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Company and Reserves are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Company and Reserves has entered into an investment advisory agreement (the "Investment Advisory Agreements") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each fund:

                                              ANNUAL RATE
                                              -----------
International Growth........................     0.80%
Emerging Markets............................     1.00%

Effective May 14, 1999, the maximum advisory fee payable by the Funds decreased by 0.10% of the Funds' average daily net assets. The table above shows the current maximum annual rate.

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Company and Reserves has entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with BAAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America and Gartmore U.S. Ltd., a wholly-owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a United Kingdom ("U.K.") based holding company for a leading international fund management group of companies. On March 6, 2000, National Westminster Bank plc, the parent company of Gartmore plc, was sold to Royal Bank of Scotland. Under the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rates of each Fund's average daily net assets:

                                              ANNUAL RATE
                                              -----------
International Growth........................     0.70%
Emerging Markets............................     0.85%

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Company and Reserves. Under the co-administration agreements, Stephens and BAAI are entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of International Growth Fund and Emerging Markets Fund. International Value Fund and International Equity Fund pay a monthly fee at the maximum annual rate of 0.17% of their average daily net assets. Effective May 14, 1999, the combined co-administration fee payable by the Funds to Stephens and BAAI increased by 0.10% of the Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Company and Reserves pursuant to agreements with BAAI. For the year ended March 31, 2000, Stephens and BAAI earned $212,830 and $1,088,781, respectively, from the Funds for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 1999, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive fees until May 2000 to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 1.15% of the International Equity Fund's average daily net assets. Prior to August 1, 1999, BAAI and/or the sub-advisers and Stephens had voluntarily agreed to reimburse expenses and/or waive

NATIONS FUNDS
their fees to maintain this total expense limit. In addition, BAAI and/or the sub-advisers and Stephens voluntarily agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 1.90% of the Emerging Markets Fund's average daily net assets until July 31, 2000.

BNY serves as the custodian of the Funds' assets. For the year ended March 31, 2000, the Funds' expenses were reduced by $5,703 under expense offset arrangements by BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Funds' shares, was acquired by PFPC Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Funds' shares as were previously provided by First Data. Bank of America serves as the sub-transfer agent for the Primary A and B Shares of the Funds. For the year ended March 31, 2000, Bank of America earned approximately $92,876 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2000, the Funds were informed that the distributor received $15,373,969 in front-end sales charges for sales of Investor A Shares and $306,367 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

The Company's and Reserves' eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees/Directors' fees and expenses" in the Statements of operations.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Company and Reserves each have adopted shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2000, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT      PLAN
                                      RATE        LIMIT
                                     ------------------
Investor A Combined Shareholder
  Servicing and Distribution
  Plan.............................   0.25%       0.25%
Investor B and Investor C
  Shareholder Servicing Plans......   0.25%       0.25%
Investor B and Investor C
  Distribution Plans...............   0.75%       0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2000 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                -----------------------
International Value+..........  $276,234     $   33,503
International Equity+.........   948,165      1,096,487
International Growth..........    48,040        166,362
Emerging Markets..............    37,018         21,006

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2000.

+ Prior to conversion to master-feeder structure.

5.  CAPITAL STOCK

As of March 31, 2000, 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company and an unlimited number of shares of beneficial interest

NATIONS FUNDS
without par value were authorized for Reserves. The Company's Articles of Incorporation and Reserves' Declaration of Trust authorize the Boards of Directors/ Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

6.  LINES OF CREDIT

The Company and Reserves each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the year ended March 31, 2000, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
               FUND                    (000)         RATE
-----------------------------------------------------------
International Growth..............     $410          6.05%
Emerging Markets..................       84          5.59

The average amount outstanding was calculated based on daily balances in the period.

The Company and Reserves also participate with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Fund has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Fund is required to maintain an asset coverage ration of at least 300% under the terms of the arrangement. For the year ended March 31, 2000, there were no borrowings by the Funds under the committed line of credit.

7.  SECURITIES LENDING

Under an agreement with BNY, certain Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the following Funds had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
                             LOANED SECURITIES    OF COLLATERAL
           FUND                    (000)              (000)
---------------------------------------------------------------
International Growth.......       $15,283            $15,979
Emerging Markets...........        11,656             12,248

8.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, Emerging Markets Fund had available for Federal income tax purposes unused capital losses of $17,259,091, with $2,189,907 expiring in 2006 and $15,069,184 expiring in 2007.

At March 31, 2000, Emerging Markets Fund utilized capital losses of $1,635,307 during the year.

Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2000, Emerging Markets Fund elected to defer losses of $63,337, occurring between November 1, 1999 and March 31, 2000 under these rules.

9.  REORGANIZATIONS

On May 22, 1998, International Value Fund (the "Acquiring Fund"), a newly established portfolio, acquired the assets and certain liabilities of The Emerald International Equity Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-

NATIONS FUNDS
free exchange of shares of the Acquiring Fund in an amount equal to the outstanding shares of the Acquired Fund. The financial statements of the Acquiring Fund reflect the historical financial results of the Acquired Fund prior to the reorganization. Additionally, the fiscal year end of the Acquired Fund for financial reporting purposes was changed to coincide with that of the Company.

On March 30, 1999, Emerging Markets Fund (the "Acquiring Fund"), acquired the assets and certain liabilities of Nations Pacific Growth Fund (the "Acquired Fund"), in a taxable reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASETS    TOTAL NET ASSETS    OF ACQUIRING FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION
       (000)               (000)               (000)
  --------------------------------------------------------
       $9,829             $14,553             $24,382

ACQUISITION OF THE PACIFIC HORIZON FUNDS

On May 14, 1999, International Equity Fund (the "Acquiring Fund"), acquired the assets and liabilities of Pacific Horizon International Equity Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $43,073            $766,603            $809,676                $5,349

CHANGE OF REGISTERED INVESTMENT COMPANY

On August 20, 1999, International Value, International Equity and Emerging Markets Funds, newly established shell portfolios of Reserves (the "Successor Funds"), acquired the assets and liabilities of their predecessor funds, which were series of Nations Fund, Inc., Nations Fund, Inc. and Nations Fund Portfolios, Inc., respectively, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

10.  SUBSEQUENT EVENT

On May 15, 2000, NB Partner Corp. transferred its ownership interest in Gartmore to Royal Bank of Scotland. Bank of America no longer holds any ownership interest in Gartmore.

On April 26, 2000, the Boards of Trustees/Directors of Nations Fund, Inc. and Nations Reserves approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which International Equity Fund will acquire all of the assets of International Growth Fund in exchange for shares of equal value of International Equity Fund and the assumption by International Equity Fund of all liabilities of International Growth Fund. If this Plan is approved by shareholders of International Growth Fund, the reorganization is expected to occur in the third quarter of 2000. Upon the closing of the reorganization, the assets received, including the securities received in the transaction, will be contributed to the International Equity Master Portfolio.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES/DIRECTORS OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Fund, Nations International Equity Fund, Nations International Growth Fund and Nations Emerging Markets Fund, (portfolios of Nations Fund, Inc. or Nations Reserves, hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 were audited by other independent accountants whose report dated July 1, 1998 expressed an unqualified opinion on those statements.

As described in Note 10 to the financial statements, the Board of Trustees/Directors have approved a reorganization plan whereby the Nations International Growth Fund would be merged into the Nations International Equity Fund, subject to the approval of the Nations International Growth Fund's shareholders.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the tax year ended March 31, 2000, the amount of long-term capital gain designated by International Value and International Equity Funds was $15,548,415 and $72,924,516, respectively.

For the year ended March 31, 2000, the total amount of income received by International Equity and Emerging Markets from sources within foreign countries and possessions of the United States was a total of $13,396,594 and $293,924, respectively. The total amount of taxes paid by International Equity and Emerging Markets to such countries was $1,451,696 and $43,271, respectively.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio and
Nations International Equity Master Portfolio Annual Report
                                                               MARCH 31, 2000

The following pages should be read in conjunction with Nations International Value and Nations International Equity Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 99.0%
            BRAZIL -- 6.5%
  937,000   Banco Bradesco SA, ADR.............   $    7,759
1,704,450   Centrais Eletricas Brasileiras SA,
              ADR (Electrobas)++...............       15,140
   20,575   Centrais Geradoras do Sul do Brasil
              SA, ADR++........................          108
  882,000   Compania Cervejaria Brahma, ADR....       14,333
  474,600   Petrol Brasileiros, ADR............       12,919
      880   Tele Celular Sul Participacoes SA,
              ADR..............................           44
    2,933   Tele Centro Oeste Celular
              Participacoes SA, ADR............           34
   51,760   Tele Centro Sul Participacoes SA,
              ADR..............................        4,193
      176   Tele Leste Celular Participacoes
              SA, ADR..........................           11
      440   Tele Nordeste Celular Participacoes
              SA, ADR..........................           32
      176   Tele Norte Celular Participacoes
              SA, ADR..........................           11
    8,800   Tele Norte Leste Participacoes,
              ADR..............................          234
    8,800   Telecomunicacoes de Sao Paulo SA,
              ADR..............................          261
      440   Telemig Celular Participacoes SA,
              ADR++............................           39
    3,520   Telesp Celular Participacoes SA,
              ADR..............................          200
                                                  ----------
                                                      55,318
                                                  ----------
            CANADA -- 3.7%
  458,000   Canadian National Railway
              Company..........................       12,223
1,800,000   Sun Life Financial Services of
              Canada Inc.++....................       19,350
                                                  ----------
                                                      31,573
                                                  ----------
            DENMARK -- 1.9%
  158,915   Den Danske Bank, ADR...............       16,647
                                                  ----------
            FRANCE -- 7.4%
  479,200   Alcatel SA, ADR....................       20,995
  463,800   Compagnie Generale des
              Establissements Michelin.........       14,886
   23,700   Eridania Beghin-Say SA++...........        1,978
  341,170   Total Fina Elf.....................       25,118
                                                  ----------
                                                      62,977
                                                  ----------
            GERMANY -- 7.9%
  304,000   BASF AG++..........................       14,428
  858,000   Bayersche Motoren Werke AG.........       27,054
  151,710   Deutsche Telekom AG (REGD)++.......       11,716
   46,000   Munchener Ruckvers.................       14,614
                                                  ----------
                                                      67,812
                                                  ----------
            HONG KONG -- 5.6%
4,847,500   CLP Holdings Limited++.............       21,726
  614,000   PetroChina Company Limited,
              ADR++............................       10,094
3,159,000   Swire Pacific, Ltd., Class A,
              ADR..............................       16,309
                                                  ----------
                                                      48,129
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            ITALY -- 4.2%
  484,840   ENI SpA............................   $   24,606
   75,390   Telecom Italia SpA.................       11,459
                                                  ----------
                                                      36,065
                                                  ----------
            JAPAN -- 12.3%
   91,100   Canon, Inc. .......................        3,929
  188,000   Daiichi Pharmaceutical Company,
              Ltd. ............................        2,914
  123,100   Hitachi Ltd., ADR..................       15,003
1,230,000   Komatsu Ltd. ......................        5,852
  540,000   Komatsu Ltd., ADR..................       10,277
   43,400   Matsushita Electric Industrial
              Company Ltd., ADR................       13,150
7,863,000   Mitsubishi Heavy Industries,
              Ltd. ............................       24,762
1,164,000   Nippon Mitsubishi Oil
              Corporation......................        4,256
  473,300   Tokio Marine & Fire Insurance
              Company, Ltd., ADR...............       24,819
                                                  ----------
                                                     104,962
                                                  ----------
            MEXICO -- 1.9%
  236,850   Telefonos de Mexico SA, ADR........       15,868
                                                  ----------
            NETHERLANDS -- 2.8%
  437,595   ING Groep NV, ADR..................       24,068
                                                  ----------
            NEW ZEALAND -- 1.6%
  377,000   Telecom Corporation of New Zealand
              Ltd., ADR........................       13,831
                                                  ----------
            PORTUGAL -- 0.7%
  486,800   Portugal Telecommunications SA,
              ADR..............................        6,055
                                                  ----------
            SINGAPORE --  3.2%
  263,453   DBS Group Holdings Ltd., ADR++.....       13,923
3,464,100   Jardine Matheson Holdings, Ltd.,
              ADR..............................       13,441
                                                  ----------
                                                      27,364
                                                  ----------
            SOUTH AFRICA -- 2.2%
  686,941   De Beers Consolidated Mines, Ltd.,
              ADR..............................       15,756
  131,700   Iscor, Ltd., ADR++.................          352
  379,600   South African Breweries plc++......        2,952
                                                  ----------
                                                      19,060
                                                  ----------
            SOUTH KOREA -- 1.7%
  833,000   Korea Electric Power Corporation,
              ADR..............................       13,172
   31,000   Korea Telecom Corporation, ADR.....        1,356
                                                  ----------
                                                      14,528
                                                  ----------
            SPAIN -- 0.9%
  444,333   Banco Bilbao Vizcaya Argentaria,
              SA, ADR..........................        6,609
   58,200   Union Electrica Fenosa SA..........        1,195
                                                  ----------
                                                       7,804
                                                  ----------
            SWITZERLAND -- 6.2%
1,272,000   Allied Zurich plc, ADR++...........       27,822
  184,200   Nestle SA..........................       16,507
   22,600   Swisscom AG++......................        8,672
                                                  ----------
                                                      53,001
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            UNITED KINGDOM -- 27.0%
  365,000   Allied Domecq plc, ADR++...........   $    1,916
  137,000   BOC Group plc......................        2,688
  826,500   British Aerospace plc, ADR.........       18,565
1,775,700   British American Tobacco plc,
              ADR..............................       18,867
  368,210   British Energy plc, ADR++..........        4,787
  559,500   Cadbury Schweppes plc..............       15,876
  166,140   Coats Viyella plc, ADR++...........          338
  379,500   Corus Group plc, ADR...............        6,357
  690,551   Diageo plc, ADR....................       20,802
  266,500   HSBC Holdings plc..................       16,240
  141,500   Imperial Chemical Industries plc,
              ADR..............................        4,563
1,421,060   Invensys plc, ADR++................       12,673
  823,465   Marks & Spencer plc, ADR++.........       19,922
  840,500   National Power plc.................       17,493
  403,000   PowerGen plc, ADR..................       10,277
1,166,800   Reckitt & Benckiser plc............       11,046
  150,000   Rolls-Royce plc, ADR++.............        2,429
1,339,700   Royal & Sun Alliance Insurance
              Group plc........................        8,382
4,371,416   Safeway plc........................       13,249
   20,000   Tate & Lyle plc, ADR...............          281
  933,400   Unilever plc, ADR..................       24,384
                                                  ----------
                                                     231,135
                                                  ----------
            VENEZUELA -- 1.3%
  377,900   Cia Anonima Nacional Telefonos de
              Venezuela, ADR...................       10,959
                                                  ----------
            TOTAL COMMON STOCKS
              (Cost $804,178)..................      847,156
                                                  ----------

 SHARES                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 38.4%
            (Cost $328,754)
  328,754   Nations Cash Reserves#.............   $  328,754
                                                  ----------
            TOTAL INVESTMENTS
              (Cost $1,132,932*)........  137.4%   1,175,910
                                                  ----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (37.4)%
            Cash...............................   $    3,461
            Receivable for investment
              securities sold..................       15,406
            Dividends receivable...............        5,796
            Interest receivable................          322
            Collateral on securities loaned....     (327,751)
            Investment advisory fee payable....         (546)
            Administration fee payable.........          (34)
            Payable for investment securities
              purchased........................      (16,412)
            Accrued Trustees' / Directors' fees
              and expenses.....................           (2)
            Accrued expenses and other
              liabilities......................          (54)
                                                  ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................     (319,814)
                                                  ----------
            NET ASSETS..................  100.0%  $  856,096
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $42,978 on investment securities was comprised of gross appreciation of $91,977 and gross depreciation of $48,999 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $1,132,932.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 5). The portion that represents cash collateral is $327,751.

 ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000
At March 31, 2000, sector diversification was as follows (unaudited):

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Insurance...................................................         11.1%          $       94,987
Telecommunications..........................................          9.9                   84,975
Oil and gas.................................................          8.5                   72,737
Banking.....................................................          7.1                   61,178
Electric power..............................................          5.8                   49,496
Electronics.................................................          5.7                   49,285
Food producers..............................................          5.0                   42,869
Beverages...................................................          4.4                   38,087
Automobiles and trucks......................................          3.2                   27,054
Metals and mining...........................................          3.1                   26,900
Machinery and engineering...................................          2.9                   24,762
Financial services..........................................          2.8                   24,068
Aerospace and defense.......................................          2.4                   20,994
Retail -- Department Stores.................................          2.3                   19,922
Tobacco.....................................................          2.2                   18,867
Diversified.................................................          1.9                   16,309
Machinery and equipment.....................................          1.9                   16,129
Chemicals -- Specialty......................................          1.9                   15,876
Retail -- Food..............................................          1.8                   15,165
Electrical equipment........................................          1.7                   15,003
Other.......................................................         13.4                  112,493
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         99.0                  847,156
INVESTMENT COMPANIES........................................         38.4                  328,754
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        137.4                1,175,910
OTHER ASSETS AND LIABILITIES (NET)..........................        (37.4)                (319,814)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $      856,096
                                                                ==========           =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 98.6%
            ARGENTINA -- 0.1%
   49,914   PC Holdings SA, ADR++..............   $      855
                                                  ----------
            AUSTRALIA -- 1.6%
  408,791   Cable and Wireless Optus++.........        1,638
   18,000   Commonwealth Bank of Australia.....          246
   82,000   Computershare Limited..............          389
  321,901   National Australia Bank............        4,138
  410,992   News Corporation Ltd. .............        5,743
  150,000   Rio Tinto Ltd. ....................        2,132
   38,700   Telstra Corporation Ltd. ..........          179
                                                  ----------
                                                      14,465
                                                  ----------
            BELGIUM -- 0.2%
    5,569   Audiofina++........................          685
   43,119   Fortis, Series B...................        1,106
                                                  ----------
                                                       1,791
                                                  ----------
            BRAZIL -- 1.0%
   45,500   Cemig CIA Energ, ADR...............          791
   86,600   Companhia Vale do Rio Doce, ADR....        2,306
   34,630   Embratel Participacoes SA, ADR.....          887
    8,800   Tele Centro Sul Participacoes SA,
              ADR..............................          713
   37,500   Tele Norte Leste Participacoes,
              ADR..............................          998
   33,783   Telecomunicacoes de Sao Paulo SA,
              ADR..............................        1,003
   42,380   Telesp Celular Participacoes SA,
              ADR..............................        2,402
                                                  ----------
                                                       9,100
                                                  ----------
            CANADA -- 1.6%
   68,743   BCE, Inc. .........................        8,570
  100,000   Canada Life Financial
              Corporation......................        1,526
   36,000   Nortel Networks Corporation........        4,515
   14,200   Suncor Energy, Inc. ...............          615
                                                  ----------
                                                      15,226
                                                  ----------
            CHILE -- 0.0%+
    8,189   Enersis SA, ADR....................          166
   10,100   Telecom De Chile, ADR..............          230
                                                  ----------
                                                         396
                                                  ----------
            DENMARK -- 0.5%
   23,000   Den Danske Bank Group..............        2,409
   30,000   Novo Nordisk A/S...................        2,058
                                                  ----------
                                                       4,467
                                                  ----------
            FINLAND -- 3.4%
    4,300   Helsingin Puhelin Oyj - E++........          416
    6,344   HPY Holding Oyj - A Shares++.......          266
  109,747   Nokia AB Oy........................       23,209
  100,467   Sonera Oyj.........................        6,855
   71,694   Stora Enso Oyj - R Shares..........          768
                                                  ----------
                                                      31,514
                                                  ----------
            FRANCE -- 11.7%
    9,174   Alcatel............................        2,013
  100,000   Alcatel SA, ADR....................        4,381
   89,502   Arentis............................        4,899
   39,071   Axa................................        5,537
   18,594   Banque Nationale de Paris (BNP)....        1,468
    5,569   Bouygues...........................        4,412
      285   Bouygues SA++......................          220

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            FRANCE -- (CONTINUED)
    5,180   Canal Plus++.......................   $    1,140
    4,409   Cap Gemini SA......................        1,194
    3,500   Castorama Dubois Investissement
              SA...............................          752
    9,139   Compagnie De Saint-Gobain..........        1,168
   60,000   Compagnie Generale des
              Establissements Michelin.........        1,926
   40,000   Credit Commercial de France........        4,995
        8   Elf Aquitaine......................            1
   15,392   Equant NV++........................        1,277
   47,496   France Telecom.....................        8,181
   12,080   GFI Informatique++.................        2,103
    8,604   Groupe Danone......................        1,902
    5,094   Havas Advertising SA...............        2,754
   19,528   Lafarge-Coppee.....................        1,665
    2,698   Louis Vuitton Moet Hennessy
              (LVMH)...........................        1,129
    7,626   Pinault-Printemps-Redoute SA.......        1,413
    3,265   Publicis SA........................        1,750
   12,052   Rexel SA...........................          826
   98,358   Sanofi-Synthelabo++................        3,751
   20,006   Societe Generale...................        3,990
    4,034   Societe Television Francaise I.....        2,972
   13,337   St Microelectronics++..............        2,450
    4,930   Suez Lyonnaise des Eaux............          846
  166,326   Total Fina.........................       24,909
   70,443   Usinor.............................        1,119
  101,683   Vivendi++..........................       11,725
                                                  ----------
                                                     108,868
                                                  ----------
            GERMANY -- 5.6%
    7,538   Allianz AG.........................        3,105
   83,800   BASF AG............................        3,985
   60,000   Bayer AG...........................        2,693
  143,766   Bayersche Motoren Werke AG.........        4,533
    1,097   Celanese AG++......................           22
   35,355   DaimlerChrysler AG.................        2,314
   92,083   Deutsche Bank AG...................        6,120
   47,739   Deutsche Lufthansa AG..............        1,074
   81,462   Deutsche Telekom AG (REGD)++.......        6,291
   11,144   Infineon Technologies AG++.........          576
   30,000   Kamps AG...........................        1,679
   25,000   PrimaCom AG++......................        1,890
    8,651   ProSieben Media AG.................          986
    6,623   SAP AG.............................        4,769
  119,600   SAP AG++...........................        7,146
   28,670   Siemens AG.........................        4,129
   19,935   Veba AG............................        1,019
                                                  ----------
                                                      52,331
                                                  ----------
            HOLLAND -- 0.8%
  150,000   Unilever NV........................        7,219
                                                  ----------
            HONG KONG -- 3.6%
    5,300   Asiainfo Holdings, Inc.++..........          321
  330,800   Cable and Wire Ltd. (HK Telecom)...          867
  406,000   Cheung Kong (Holdings).............        6,074
1,173,000   China Telecom (HK)++...............       10,282
  132,500   CLP Holdings.......................          594
   49,000   Hang Seng Bank.....................          428
  650,000   HSBC Holdings......................        7,597
  236,000   Hutchison Whampoa..................        4,258

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            HONG KONG -- (CONTINUED)
  636,000   Legend Holdings Ltd. ..............   $      992
   60,000   Li & Fung Ltd.++...................          278
   91,000   Pacific Century CyberWorks
              Ltd.++...........................          213
  138,000   Sun Hung Kai Properties............        1,196
   59,000   Television Broadcasting Limited....          525
                                                  ----------
                                                      33,625
                                                  ----------
            IRELAND -- 0.9%
  142,218   Bank of Ireland....................        1,015
  218,563   CRH plc Ord. ......................        3,922
   50,533   Elan Corporation plc++.............        2,454
  357,068   Smurfit (Jefferson) Ord. ..........          837
                                                  ----------
                                                       8,228
                                                  ----------
            ITALY -- 3.9%
   22,083   Bipop-Carire SpA...................        2,322
   67,300   Bulgari SpA........................          744
  600,000   Enel SpA++.........................        2,687
  218,726   Mediaset SpA.......................        4,345
  633,543   Olivetti SpA++.....................        2,273
  101,612   San Paolo - IMI SpA................        1,391
  110,329   San Paolo - IMI SpA, ADR++.........        3,144
  287,340   Tecnost SpA++......................        1,086
  886,045   Telecom Italia Mobile SpA++........       10,870
  479,041   Telecom Italia SpA.................        7,151
                                                  ----------
                                                      36,013
                                                  ----------
            JAPAN -- 23.6%
   12,900   Advantest Corporation..............        2,741
  245,000   Asahi Bank.........................        1,374
  352,000   Asahi Chemical Industry Company,
              Ltd..............................        2,248
    7,700   Asatsu-DK Inc.++...................          391
   58,000   Bridgestone Corporation............        1,281
  185,000   Canon, Inc. .......................        8,027
  188,000   Daiwa Securities Group Inc. .......        3,538
      661   DDI Corporation....................        5,407
       63   East Japan Railway.................          327
   39,000   Eisai Company, Ltd. ...............        1,029
    4,000   Fuji Machine Mfg. Co., Ltd. .......          298
  165,000   Fuji Photo Film....................        7,271
       37   Fuji Television Network, Inc. .....          642
  196,800   Fujitsi Ltd. ......................        6,045
  261,000   Hitachi............................        3,102
  122,000   Honda Motor Company................        5,043
   41,000   Ito-Yokado Company, Ltd. ..........        2,934
    1,600   Kadokawa Shoten Publishing Company,
              Ltd. ............................          380
    7,132   KDD Corporation....................          601
    4,200   Kojima Company Limited.............          121
  247,000   Komatsu Ltd. ......................        1,175
   83,400   Kyocera Corporation................       13,954
  396,000   Marubeni Corporation++.............        1,494
  900,000   Mitsubishi Heavy Industries,
              Ltd. ............................        2,834
  704,000   Mitsubishi Materials Corporation...        2,402
  243,000   Mitsui O.S.K. Lines, Ltd. .........          481
   43,700   Namco, Ltd. .......................        1,794
  217,774   NEC Corporation....................        6,434
  584,000   Nikko Securities Company, Ltd. ....        8,847

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            JAPAN -- (CONTINUED)
   50,900   Nintendo Company, Ltd. ............   $    8,958
  400,000   Nippon Express Company, Ltd........        2,975
  389,000   Nippon Steel Corporation...........          929
    1,428   Nippon Telegraph & Telephone
              Company..........................       22,695
    4,760   Nippon Television Network
              Corporation......................        3,383
  232,000   Nomura Securities..................        7,578
       83   NTT Mobile Communication Network,
              Inc..............................        3,407
    7,000   Rohm Company.......................        2,437
   55,000   Sankyo Company.....................        1,386
   58,000   Sanwa Bank.........................          604
   19,000   Secom Company......................        1,630
  101,700   Sharp Corporation..................        2,176
   60,000   Shin-Etsu Chemical Company, Ltd....        3,644
   49,300   Shinko Electric Industries.........        2,562
  151,000   Shiseido Company, Limited..........        2,054
    2,600   Softbank Corporation...............        2,319
  157,800   Sony Corporation...................       22,309
  132,700   Sumitomo Corporation...............        1,610
   65,000   Taiyo Yuden Company................        4,202
   20,100   Takefuji Corporation...............        2,156
  506,000   The Bank of Tokyo-Mitsubishi.......        7,238
   81,000   Tokyo Broadcasting System..........        3,198
   65,600   Tokyo Electric Power Company.......        1,439
  384,000   Toshiba Corporation................        3,916
  150,000   Toyota Motor Corporation...........        7,854
   20,000   Trend Micro, Inc. .................        3,510
   11,850   World Company Ltd. ................          913
                                                  ----------
                                                     219,297
                                                  ----------
            MALAYSIA -- 0.1%
  638,000   Malaysian Resources Corporation
              Berhad++.........................          722
   83,000   The New Straits Times Press (M)
              Berhad++.........................          369
                                                  ----------
                                                       1,091
                                                  ----------
            MEXICO -- 2.1%
  391,460   Carso Global Telecom...............        1,270
  524,400   Carso Global Telecom, ADR..........        3,540
   83,100   Grupo Carso SA de CV++.............          623
   81,721   Grupo Televisa, GDR++..............        5,557
  119,438   Telefonos de Mexico, ADR...........        8,002
   34,099   Walmart de Mexico SA de CV,
              ADR++............................          852
                                                  ----------
                                                      19,844
                                                  ----------
            NETHERLANDS -- 5.6%
  160,000   ABN AMRO Holding NV................        3,566
   18,968   Aegon NV...........................        1,516
  103,622   Akzo Nobel NV......................        4,423
   13,217   Gucci Group NV.....................        1,214
   34,926   Gucci Group, ADR...................        3,106
   28,971   Heineken NV........................        1,548
  186,477   Internationale Nederlanden Groep
              NV...............................       10,101
   17,104   Koninklijke Kpn NV.................        1,958
  102,684   Philips Electronics NV.............       17,255
   88,275   Royal Dutch Petroleum Company......        5,154
    9,300   Unilever NV........................           46

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            NETHERLANDS -- (CONTINUED)
   25,212   United Pan-Europe Communications
              NV++.............................   $    1,178
   21,140   Wolters Kluwer NV..................          486
                                                  ----------
                                                      51,551
                                                  ----------
            PORTUGAL -- 0.7%
  500,000   Portugal Telecommunications SA,
              ADR..............................        6,219
                                                  ----------
            SINGAPORE -- 0.8%
  295,000   Chartered Semiconductor++..........        2,793
    7,000   Creative Technology Ltd.++.........          222
  100,895   DBS Group Holding Ltd.++...........        1,333
  217,000   OMNI Industries Ltd.++.............          510
   38,160   Overseas Union Bank................          172
   70,850   Overseas-Chinese Banking
              Corporation Ltd..................          439
   30,000   Pacific Century Region Developments
              Limited++........................          407
   77,000   Sembcorp Logistics Ltd.++..........          545
   33,000   Singapore Press Holdings, Ltd. ....          527
    6,080   St Assembly Test Ltd., ADR++.......          295
                                                  ----------
                                                       7,243
                                                  ----------
            SOUTH AFRICA -- 0.0%+
   15,000   Anglo American Platinum
              Corporation......................          399
                                                  ----------
            SOUTH KOREA -- 2.0%
  170,000   Korea Electric Power Corporation,
              ADR..............................        2,688
  103,910   Korea Telecom Corporation, ADR.....        4,546
    2,800   Korea Telecom Free.................          223
    1,700   Locus Corporation++................          220
   28,973   Pohang Iron & Steel Company Ltd.,
              ADR..............................          797
   31,905   Samsung Electronics................        9,670
   20,670   SK Telecom Company, ADR............          806
                                                  ----------
                                                      18,950
                                                  ----------
            SPAIN -- 2.4%
   94,500   Banco Bilbao Vizcaya...............        1,389
  100,000   Banco Popular Espanol..............        3,062
   15,996   Bankinter SA.......................        1,009
  190,245   Endessa SA.........................        4,365
  110,483   Iberdrola SA.......................        1,441
  160,000   Repsol-YPF, SA.....................        3,410
   15,800   Telefonica Publicidad E
              Informacion, S.A.++..............          688
  278,383   Telefonica SA......................        7,033
                                                  ----------
                                                      22,397
                                                  ----------
            SWEDEN -- 3.2%
  207,195   Ericsson (L.M.) Telephone Company,
              Series B++.......................       18,202
  270,847   Investor AB........................        4,232
    2,670   Netcom AB++........................          230
   21,002   Sandvik AB - A Shares..............          540
   23,997   Sandvik AB - B Shares..............          622
   17,000   SBS Broadcasting SA++..............        1,046
   27,272   Securitas AB++.....................          660
   53,955   Skandia Forsakrings AB.............        2,554

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            SWEDEN -- (CONTINUED)
   27,040   SKF AB - A Shares..................   $      585
   33,485   SKF AB - B Shares++................          744
                                                  ----------
                                                      29,415
                                                  ----------
            SWITZERLAND -- 4.1%
    1,277   Ares-Serono Group++................        4,808
    4,046   Clariant AG........................        1,523
    2,048   Compagnie Financiere Richemont
              AG...............................        5,204
   17,658   Credit Suisse Group................        3,515
      760   Julius Baer Holdings, Ltd. ........        2,861
       70   Kudelski SA++......................          874
    1,750   Nestle SA (REGD)...................        3,136
    3,367   Novartis AG (REGD).................        4,605
      175   Roche Holding AG...................        1,901
    1,950   The Swatch Group AG................        2,274
    1,546   The Swatch Group AG (REGD).........          365
    6,184   UBS AG (REGD)......................        1,625
   10,000   Zurich Allied AG (REGD)............        5,040
                                                  ----------
                                                      37,731
                                                  ----------
            TAIWAN -- 0.7%
   67,527   Advanced Semiconductor Engineering
              Inc.++...........................          255
   19,000   Asustek Computer Inc.++............          238
   17,000   Asustek Computer Inc., GDR.........          310
       24   Asustek Computer, GDR++(+).........            0++
  348,000   Bank Sinopac++.....................          220
  178,000   DBTEL Inc.++.......................          690
  298,000   Far Eastern Textile Ltd.++.........          617
   41,700   Hon Hai Precision Industry Company,
              Ltd., GDR++......................        1,445
  214,000   Nan Ya Plastic Corporation++.......          496
   64,000   President Chain Store
              Corporation++....................          299
   14,700   Synnex Technology International,
              GDR..............................          463
  146,000   Taiwan Semiconductor...............          984
    2,000   Taiwan Semiconductor SP, ADR.......          114
  160,000   United Microelectronics
              Corporation, Ltd.++..............          620
                                                  ----------
                                                       6,751
                                                  ----------
            THAILAND -- 0.0%+
   17,700   Advanced Info Services (FGN)++.....          267
                                                  ----------
            UNITED KINGDOM -- 17.7%
  209,000   3I Group plc.......................        4,391
  225,000   Abbey National plc.................        2,954
  814,009   Aegis Group plc....................        2,526
   19,949   Arm Holdings plc++.................        1,216
   58,000   AstraZeneca Group plc..............        2,343
   88,100   AstraZeneca Group plc..............        3,554
  118,357   Barclays plc.......................        3,162
  939,604   BP Amoco plc.......................        8,596
  179,803   British Aerospace..................        1,015
   40,000   British Airways plc, ADR...........        2,150
   36,180   British Sky Broadcasting Group plc
              ("BSkyB")++......................        1,026
  537,986   British Telecommunications plc.....       10,083
  214,181   Cable & Wireless plc...............        4,021
  147,181   Cable and Wireless Communications
              plc++............................        2,484
   32,223   Capita Group plc...................          822

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
  408,030   Carlton Communications plc.........   $    4,888
   42,490   Colt Telecom Group plc++...........        2,060
  143,434   Compass Group......................        1,872
  125,800   Corus Group plc, ADR...............        2,107
   61,760   Daily Mail and General Trust-A
              NV++.............................        1,195
  631,297   Diageo plc.........................        4,819
   62,400   EMAP plc...........................        1,115
  227,617   EMI Group plc......................        2,473
  217,960   Glaxo Wellcome plc.................        6,240
  582,606   Granada Group plc..................        6,250
  175,634   Hays plc...........................        1,147
  155,400   HSBC Holdings plc..................        1,837
  284,993   Invensys plc.......................        1,271
   51,163   Logica.............................        1,730
   68,950   Marconi plc++......................          823
  680,211   Marks & Spencer plc................        2,743
   52,500   Misys plc..........................          732
  268,208   New Dixons Group plc++.............        1,242
   47,451   Ocean Group plc....................          889
  400,000   PowerGen plc.......................        2,345
  527,706   ScottishPower plc..................        4,280
1,809,644   Shell Transport and Trading Company
              Ord. ............................       15,011
  466,707   Smithkline Beecham plc.............        6,164
  119,638   Smiths Industries plc..............        1,462
  618,509   Tesco plc..........................        2,072
   65,490   The Sage Group plc.................          735
  142,909   Unilever plc.......................          913
5,100,815   Vodafone AirTouch plc..............       28,357
   42,200   Winbond Electronics Corporation,
              GDR++............................        1,255
  276,988   WPP Group plc......................        4,869
                                                  ----------
                                                     163,239
                                                  ----------
            UNITED STATES -- 0.7%
        1   NTL Incorporated...................            0++
  114,977   The News Corporation Ltd. .........        6,467
                                                  ----------
                                                       6,467
                                                  ----------
            TOTAL COMMON STOCKS
              (Cost $728,716)..................      914,959
                                                  ----------
            PREFERRED STOCKS -- 0.1%
              (Cost $810)
            JAPAN -- 0.1%
   29,300   Tokyo Broadcasting Company++(+)....        1,165
                                                  ----------
            WARRANTS -- 0.0%+
              (Cost $245)
            JAPAN -- 0.0%+
    8,100   Tokyo Broadcasting Company Expire
              11/17/00++( 7/8).................          313
                                                  ----------

 SHARES                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 11.3%
              (Cost $104,751)
  104,751   Nations Cash Reserves#.............   $  104,751
                                                  ----------
            TOTAL INVESTMENTS
              (Cost $834,522*)..........  110.0%   1,021,188
                                                  ----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (10.0)%
            Receivable for investment
              securities sold..................   $   18,714
            Dividends receivable...............        2,615
            Interest receivable................          128
            Miscellaneous receivable...........           15
            Collateral on securities loaned....      (97,254)
            Investment advisory fee payable....         (641)
            Administration fee payable.........          (40)
            Due to custodian...................       (2,608)
            Payable for investment securities
              purchased........................      (13,342)
            Accrued Trustees'/Directors' fees
              and expenses.....................           (2)
            Accrued expenses and other
              liabilities......................         (327)
                                                  ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................      (92,742)
                                                  ----------
            NET ASSETS..................  100.0%  $  928,446
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $177,695 on investment securities was comprised of gross appreciation of $212,982 and gross depreciation of $35,287 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $843,493.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 +  Amount represents less than 0.1%.

 ++  Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 5). The portion that represents cash collateral is $97,254.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000
At March 31, 2000, sector diversification was as follows (unaudited):

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications..........................................         22.0%          $      203,864
Banking.....................................................          9.2                   85,724
Oil and gas.................................................          5.7                   52,782
Electronics.................................................          5.5                   50,673
Drugs.......................................................          4.5                   42,105
Media.......................................................          4.3                   39,916
Financial services..........................................          3.0                   27,616
Electrical equipment........................................          2.8                   25,796
Electrical components.......................................          2.7                   25,234
Technology..................................................          2.6                   24,451
Diversified.................................................          2.5                   23,375
Utilities -- Electric.......................................          2.4                   21,815
Automobiles and trucks......................................          2.1                   19,744
Insurance...................................................          2.1                   19,278
Computer software...........................................          1.9                   17,981
Food producers..............................................          1.8                   16,967
Chemicals -- Diversified....................................          1.4                   12,592
Metals and mining...........................................          1.2                   11,186
Advertising and marketing services..........................          1.1                   10,452
Holding companies -- Diversified............................          1.0                    9,356
Other.......................................................         18.8                  174,052
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         98.6                  914,959
PREFERRED STOCKS............................................          0.1                    1,165
WARRANTS....................................................          0.0                      313
INVESTMENT COMPANIES........................................         11.3                  104,751
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        110.0                1,021,188
OTHER ASSETS AND LIABILITIES (NET)..........................        (10.0)                 (92,742)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $      928,446
                                                                ==========           =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2000

                                                                   INTERNATIONAL           INTERNATIONAL
                                                                       VALUE                  EQUITY
                                                                MASTER  PORTFOLIO(a)     MASTER PORTFOLIO(b)
                                                               ---------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $716 and
  $138, respectively).......................................    $             7,568     $             3,551
Interest....................................................                    811                     318
Securities lending income...................................                    705                     433
                                                                -------------------     -------------------
    Total investment income.................................                  9,084                   4,302
                                                                -------------------     -------------------
EXPENSES:
Investment advisory fee.....................................                  2,561                   3,296
Administration fee..........................................                    142                     206
Custodian fees..............................................                     48                     227
Legal and audit fees........................................                     32                      32
Directors' fees and expenses................................                      9                       9
Interest expense............................................                     --                      99
Other.......................................................                     11                      27
                                                                -------------------     -------------------
    Total expenses..........................................                  2,803                   3,896
Fees waived by investment advisor...........................                   (284)                     --
Fees reduced by credits allowed by the custodian............                    (18)                     --
                                                                -------------------     -------------------
    Net expenses............................................                  2,501                   3,896
                                                                -------------------     -------------------
NET INVESTMENT INCOME.......................................                  6,583                     406
                                                                -------------------     -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................                 63,773                  91,615
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                    (23)                   (999)
                                                                -------------------     -------------------
Net realized gain/(loss) on investments.....................                 63,750                  90,616
                                                                -------------------     -------------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................                 39,211                 105,282
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                     54                     (10)
                                                                -------------------     -------------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                 39,265                 105,272
                                                                -------------------     -------------------
Net realized and unrealized gain/(loss) on investments......                103,015                 195,888
                                                                -------------------     -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $           109,598     $           196,294
                                                                ===================     ===================

---------------

(a) International Value Master Portfolio commenced operations on October 18,
    1999.

(b) International Equity Master Portfolio commenced operations on October 8,
    1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                INTERNATIONAL      INTERNATIONAL
                                                                    VALUE              EQUITY
                                                                    MASTER             MASTER
                                                                  PORTFOLIO          PORTFOLIO
                                                                --------------     --------------
                                                                 PERIOD ENDED       PERIOD ENDED
                                                                  3/31/00(a)         3/31/00(b)
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income.......................................    $        6,583     $          406
Net realized gain/(loss) on investments.....................            63,750             90,616
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            39,265            105,272
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           109,598            196,294
Contributions...............................................         1,096,010          1,587,785
Withdrawals.................................................          (349,512)          (855,630)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           856,096            928,446
NET ASSETS:
Beginning of period.........................................                --                 --
                                                                --------------     --------------
End of period...............................................    $      856,096     $      928,446
                                                                ==============     ==============

  SUPPLEMENTARY DATA

                                                                                                  WITHOUT WAIVERS
                                                          RATIO OF                                AND/OR EXPENSE
                                                         OPERATING                                REIMBURSEMENTS
                                                          EXPENSES                                ---------------
                                             RATIO OF    TO AVERAGE   RATIO OF NET                   RATIO OF
                                            OPERATING    NET ASSETS    INVESTMENT                    OPERATING
                                             EXPENSES    INCLUDING    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TO AVERAGE    INTEREST     TO AVERAGE     TURNOVER        AVERAGE
                                            NET ASSETS    EXPENSE      NET ASSETS       RATE        NET ASSETS
                                            ---------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Period ended 3/31/00(a)...................     0.88%+         --          2.31%+          22%          0.98%+
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Period ended 3/31/00(b)...................     0.92%+       0.94%+        0.10%+          48%          0.94%+

---------------

 + Annualized.

(a) International Value Master Portfolio commenced operations on October 18,
    1999.

(b) International Equity Master Portfolio commenced operations on October 8,
    1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2000, the Trust offered seven separate series or portfolios. These financial statements pertain only to International Value Master Portfolio and International Equity Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Trust are presented under separate cover.

The following shareholders were invested in the Master Portfolios at March 31, 2000:

International Value Master Portfolio:
  Nations International Value Fund..............  98.0%
  Nations International Value Fund (Offshore)...   2.0%
International Equity Master Portfolio:
  Nations International Equity Fund.............  98.0%
  Nations International Equity Fund
    (Offshore)..................................   2.0%

International Value Master Portfolio and International Equity Master Portfolio commenced operations on October 18, 1999 and October 8, 1999, respectively, upon their receipt of certain assets and liabilities, from their corresponding Feeder Funds, including securities with a value of $418,033,220 and $779,056,300, respectively, and net unrealized appreciation of $3,766,563 and $81,383,979, respectively.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded over-the-counter are valued at the last sale price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Foreign currency translation: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward

NATIONS MASTER INVESTMENT TRUST
contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. The Master Portfolios had no forward foreign currency transactions outstanding at March 31, 2000.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for Federal income tax purposes and therefore are not subject to Federal income tax. Each investor in the Master Portfolios will be taxed on its share of the Master Portfolio's ordinary income and capital gains. The Master Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.90% of the International Value Master Portfolio's average daily net assets and 0.80% of the International Equity Master Portfolio's average daily net assets.

The Trust, on behalf on the International Value Master Portfolio, has entered into a sub-advisory agreement with BAAI and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

The International Equity Master Portfolio is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. Gartmore Global Partners ("Gartmore"), INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") each manage approximately one-third of the assets of the Master Portfolio. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America and Gartmore U.S. Ltd., a wholly-owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a United Kingdom ("U.K.") based holding company for a leading international fund management group of companies. On March 6, 2000, National Westminster Bank plc, the parent company of Gartmore plc, was sold to Royal Bank of Scotland. Pursuant to the sub-advisory agreement, Gartmore is entitled to receive a fee from BAAI at the maximum annual rate of 0.70% of the Master Portfolio's average daily net assets under management. INVESCO and Putnam are entitled to receive a fee from BAAI at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Master Portfolio's average daily net assets under management.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Portfolio's

NATIONS MASTER INVESTMENT TRUST
average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the period ended March 31, 2000, BAAI earned $397,316 for its co-administration services.

BNY serves as the custodian of the Trust's assets. For the period ended March 31, 2000, expenses of the Master Portfolios were reduced by $17,629 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America or BAAI, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc, another registered investment company in the Nation's Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of operations.

International Value and International Equity Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended March 31, 2000, the Master Portfolios earned $2,305,632 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the period ended March 31, 2000 were as follows:

                                  PURCHASES     SALES
           PORTFOLIO                (000)       (000)
-------------------------------------------------------
International Value Master
  Portfolio.....................  $466,298     $157,210
International Equity Master
  Portfolio.....................   427,597      514,327

There were no purchases and sales of long-term U.S. government securities for the period ended March 31, 2000.

4.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the period ended March 31, 2000, borrowings by the Master Portfolios under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
            PORTFOLIO                  (000)         RATE
-----------------------------------------------------------
International Equity Master
  Portfolio.......................    $1,683         5.67%

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participates with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Master Portfolio has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Master Portfolio is required to maintain an asset coverage ration of at least 300% under the terms of the arrangement. For the period ended March 31, 2000, there were no borrowings by the Master Portfolios under the committed line of credit.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is

NATIONS MASTER INVESTMENT TRUST
invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the following Master Portfolios had securities on loan:

                            MARKET VALUE OF     MARKET VALUE OF
                           LOANED SECURITIES      COLLATERAL
        PORTFOLIO                (000)               (000)
---------------------------------------------------------------
International Value
  Master Portfolio.......      $317,358            $327,751
International Equity
  Master Portfolio.......        92,613              97,254

6.  SUBSEQUENT EVENT

On May 15, 2000, NB Partner Corp. transferred its ownership interest in Gartmore to Royal Bank of Scotland. Bank of America no longer holds any ownership interest in Gartmore.

On April 26, 2000, the Boards of Trustees of Nations Fund, Inc. and Nations Reserves approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which International Equity Fund will acquire all of the assets of International Growth Fund in exchange for shares of equal value of International Equity Fund and the assumption by International Equity Fund of all liabilities of International Growth Fund. If this Plan is approved by shareholders of International Growth Fund, the reorganization is expected to occur in the third quarter of 2000. Upon the closing of the reorganization, the assets received, including the securities received in the transaction, will be contributed to the International Equity Master Portfolio.

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations International Value Master Portfolio and Nations International Equity Master Portfolio, (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the supplementary data for the period presented, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

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               P.O. Box 34602
               Charlotte, NC 28254-4602
               Toll free 1.800.321.7854

NATIONS FUNDS








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